[GRAPHIC]


ANNUAL REPORT


AUGUST 31, 2002


VISTA CAPITAL ADVANTAGE(SM)


MUTUAL FUND VARIABLE ANNUITY TRUST


J.P. MORGAN FUND DISTRIBUTORS, INC., DISTRIBUTOR

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR VISTA CAPITAL ADVANTAGE

The Vista Capital Advantage (VCA) is distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with JPMorgan Chase Bank, Anchor National Life Insurance Company or First SunAmerica Life Insurance Company. JPMorgan Chase is the portfolio administrator and custodian of the underlying investment options of the variable annuity. VCA is issued by Anchor National Life Insurance Company and in New York by First SunAmerica Life Insurance Company.

INVESTMENTS IN VISTA CAPITAL ADVANTAGE ARE NOT DEPOSITS, OR GUARANTEED OR ENDORSED BY, JPMORGAN CHASE BANK, AND ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN VISTA CAPITAL ADVANTAGE, INCLUDING THE UNDERLYING VARIABLE INVESTMENT OPTIONS, INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

[GRAPHIC]

September 20, 2002

Dear Vista Capital Advantage Contract Owner:

Enclosed is the August 31, 2002 Annual Report of the Mutual Fund Variable Annuity Trust, whose portfolios serve as the underlying investments for the Vista Capital Advantage variable annuity.

The tables below show the one year, three years, five years and since inception results, after the deduction of all insurance and withdrawal fees, of the accounts in the Vista Capital Advantage at August 31, 2002. The insurance fees include mortality and expense risk charges, surrender charges and the annual contract administration charge. The surrender charges reflect the sales charges that would have been assessed against the contract value had the contract been surrendered.(1)

The first chart applies to all Vista Capital Advantage investors outside of New York state, whose policy is issued by Anchor National Life Insurance Company. The second chart applies to Vista Capital Advantage investors within New York state, whose policy is issued by First SunAmerica Life Insurance Company.


              ANCHOR NATIONAL LIFE INSURANCE COMPANY POLICY HOLDERS
                   AVERAGE ANNUAL TOTAL RETUN AS OF 8/31/02(2)

                                                 1             3              5          SINCE
PORTFOLIO (CONTRACT INCEPTION DATE)            YEAR          YEAR           YEAR       INCEPTION
-----------------------------------            ----          ----           ----       ---------
Growth and Income (3/13/95)                  -23.01%       -11.83%         -4.87%        4.96%
Capital Growth (3/13/95)                     -28.85%        -6.90%         -2.79%        6.41%
International Equity (3/13/95)               -14.89%        -9.05%         -1.87%        1.54%
Asset Allocation (3/13/95)                   -16.25%        -8.85%         -3.51%        3.24%
U.S. Government Income (7/13/95)               1.26%         6.03%          5.13%        5.01%
Money Market(3) (6/2/95)                      -5.97%         0.82%          2.06%        3.04%

  7-DAY YIELD AS OF 8/31/02; 0.31%


        FIRST SUNAMERICA LIFE INSURANCE COMPANY POLICY HOLDERS (NEW YORK)
                   AVERAGE ANNUAL TOTAL RETUN AS OF 8/31/02(2)

                                               1             3              5          SINCE
PORTFOLIO (CONTRACT INCEPTION DATE)          YEAR          YEAR           YEAR       INCEPTION
-----------------------------------          ----          ----           ----       ---------
Growth and Income (12/6/95)                -23.03%       -11.85%         -4.64%        2.48%
Capital Growth (12/6/95)                   -28.90%        -6.94%         -2.60%        3.79%
International Equity (12/22/95)            -14.93%        -9.09%         -1.70%        0.02%
Asset Allocation (12/22/95)                -16.28%        -8.88%         -3.30%        1.44%
U.S. Government Income (12/22/95)            1.24%         6.03%          5.31%        4.73%
Money Market(3) (12/22/95)                  -5.92%         0.90%          2.29%        2.90%

  7-DAY YIELD AS OF 8/31/02; 0.36%

Your Vista Capital Advantage variable annuity represents a unique combination of professional money management and tax advantages. It is designed to help contribute to your plans for a financially secure future. If you have any questions, please call your investment representative or 1-800-908-4782.

Sincerely,

/s/ George C.W. Gatch

George C.W. Gatch
President, JPMorgan Funds

----------

(1) The Surrender Charge schedule for each year in states other than NY is as follows: 6%, 6%, 5%, 4%, 3%, 2%, 0%. In NY the Surrender Charge schedule for each year is: 6%, 6%, 5%, 4%, 3%, 2%, 1%, 0%. A 10% Federal tax penalty may apply to withdrawals before age 59 1/2.

(2) Past performance is no guarantee of future results. An investor's return and principal value will fluctuate. An investor's units, when redeemed, may be worth more or less than their original investment. This material is authorized for public distribution only when accompanied or preceded by a prospectus for Vista Capital Advantage.

(3) Fund shares are not insured or guaranteed by the FDIC or any other government agency. There can be no guarantee that the Fund will maintain a stable net asset value of $1.00.

The views expressed on this page are exclusively those of JPMorgan Fleming.

                                  (UNAUDITED)

     TABLE OF CONTENTS

 3   PRESIDENT'S LETTER

     PERFORMANCE & COMMENTARY

 4   GROWTH AND INCOME

 6   CAPITAL GROWTH

 7   INTERNATIONAL EQUITY

 9   ASSET ALLOCATION

11   U.S. GOVERNMENT INCOME

12   MONEY MARKET

     PORTFOLIO OF INVESTMENTS

13   GROWTH AND INCOME

15   CAPITAL GROWTH

17   INTERNATIONAL EQUITY

19   ASSET ALLOCATION

22   U.S. GOVERNMENT INCOME

23   MONEY MARKET

     MUTUAL FUND VARIABLE ANNUITY TRUST

24   STATEMENT OF ASSETS & LIABILITIES

25   STATEMENT OF OPERATIONS

26   STATEMENT OF CHANGES IN NET ASSETS

27   FINANCIAL HIGHLIGHTS

29   NOTES TO FINANCIAL STATEMENTS

     HIGHLIGHTS

-    Normal stock market cycle

-    Diversification recommended

-    Quality companies trade on attractive valuations

                                                              PRESIDENT'S LETTER

                                                                       [GRAPHIC]

                                                              September 20, 2002


DEAR SHAREHOLDER:

We are pleased to present this annual report for the Vista Capital Advantage Variable Annuity Portfolios. Inside, you'll find information detailing the performance of your portfolio for the year ended August 31, 2002, along with a report from the Portfolio Manager.

THE STOCK MARKET CYCLE

There has naturally been a lot of concern expressed in recent months about the continued drop in the stock markets. I believe that what is currently happening is part of a normal stock market cycle. Historically, temporary setbacks have been followed by long periods of stock market rises, and have then given way to sustained recoveries. Within these typical cycles, investors have lost if they have sold during the downturn.

After the bull market of the 1980s and 1990s, we are now experiencing a fairly extended setback. Equity markets have been declining for roughly two and a half years. For the fiscal period in which we are currently reporting, the S&P 500 Index has fallen 17.99% and the Morgan Stanley Capital International, Europe, Australasia and Far East Index of international stocks is down 14.69%.

The falls over the reporting period have occurred as investors have questioned whether we will experience the so-called `double dip' recession. We do not think this will happen. Although the weakness in capital spending means the current recovery has fragile foundations, we believe that government will take necessary actions to stimulate growth.

STRATEGY

From a strategic perspective, we suggest that you maintain a diversified portfolio. The recent past has demonstrated the wisdom of holding a part of your portfolio in bonds. During the past six months alone the Lehman Aggregate Bond index has risen 4.9% as the likelihood of near term inflation has decreased. While it may be too late to buy bonds for capital gains, they can provide downside protection. Additionally, we believe there is a strong case for diversification through international equities, particularly because they appear attractive on relative valuation grounds.

OUTLOOK

Predicting when the stock market will be revived is an impossible game. However, some crumbs of comfort are beginning to emerge. Throughout the United States, Europe and Asia, our analysts are finding quality companies with robust cash flows trading at valuations where they feel confident to buy. These valuations look particularly enticing when compared to current low bond yields. We do not know if the stock prices of these companies will fall in the near term, but we do believe that over the long haul they will prove profitable investments.

Sincerely yours,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

GROWTH AND INCOME PORTFOLIO
(UNAUDITED)
[GRAPHIC]

THE GROWTH AND INCOME PORTFOLIO SEEKS TO PROVIDE LONG-TERM CAPITAL APPRECIATION AND DIVIDEND INCOME PRIMARILY THROUGH DIVERSIFIED HOLDINGS OF COMMON STOCKS.

Q: HOW DID THE PORTFOLIO PERFORM?

A: For the year ended August 31, 2002, the Growth & Income Portfolio declined 15.77%. This compares with a decline of 20.56% for the S&P/BARRA 500 Value Index.

Q: WHY DID THE PORTFOLIO OUTPERFORM ITS BENCHMARK?

A: Our relatively low risk approach helped the Portfolio to outperform its S&P/BARRA 500 Value Index benchmark. Across most market sectors, we held the more defensive stocks. Additionally, the Portfolio benefited from conservative sector selection -- most importantly being underweight information technology.

Both the decision to underweight information technology and our stock selection helped us to avoid the worst of this sector's losses. While portfolio holdings such as Hewlett Packard, IBM and Texas Instruments all fell substantially, none declined by as much as the sector average in the benchmark. Our strategy has been to hold technology companies with relatively high earnings visibility.

Another illustration of our defensive stance was the overweight position in the consumer staples sector, which by definition is resilient to weak economic conditions. The sector fell by less than the broad market, and our stock selection was also good. Some of our best performers here were Brown Forman, Kraft Foods and PepsiCo.

Against these major positives, poor stock selection in the consumer discretionary sector hurt performance. Media stocks including AOL Time Warner, Clear Channel Communications, Liberty Media and Walt Disney all registered big falls as their growth rates slowed and the market chose to value them in a more conservative manner.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: During the fiscal year, as we focused on stocks with sustainable earnings characteristics and lower valuations. In the financial sector we have sold banks with capital markets operations and bought regional banks. We have also sold consumer staples and drug stocks, replacing them with media and telecom services stocks where we believe value is starting to emerge.

Q: WHAT IS THE OUTLOOK?

A: Following the fall in stock prices, many quality U.S. companies are valued at levels considerably below their peaks of two years ago. These valuations are attractive at a time when bond yields are low along the yield curve and there is little likelihood of an increase any time soon. Naturally, several factors are weighing on the market, including the threat of war, the continuing emergence of corporate scandals and the lack of profit growth. Without attempting to "call the bottom" we believe that investing at today's levels in companies with good cash flow will be rewarding over the long haul.

LIFE OF PORTFOLIO PERFORMANCE

A $10,000 tax-deferred investment in the Growth and Income Portfolio at NAV (Net Asset Value) would have grown to $15,948 from inception on 3/1/95 through 8/31/02.*

INVESTMENT RESULTS

                      AVERAGE ANNUAL RETURNS AS OF 8/31/02

1 year                                                    -15.77%
3 year                                                     -8.37%
5 year                                                     -2.48%
Since Inception (3/1/95)                                    6.42%

[CHART]

                           GROWTH &          S&P 500/BARRA        LIPPER GROWTH & INCOME
                       INCOME PORTFOLIO       VALUE INDEX              FUNDS INDEX
                       ----------------       -----------              -----------
         3/1/95             $10,000             $10,000                  $10,000
        3/31/95             $10,270             $10,314                  $10,235
        4/30/95             $10,410             $10,582                  $10,517
        5/31/95             $10,729             $10,961                  $10,871
        6/30/95             $11,000             $11,381                  $11,076
        7/31/95             $11,459             $11,744                  $11,449
        8/31/95             $11,479             $11,705                  $11,558
        9/30/95             $11,708             $12,283                  $11,903
       10/31/95             $11,479             $12,382                  $11,741
       11/30/95             $11,959             $12,827                  $12,246
       12/31/95             $12,149             $12,972                  $12,449
        1/31/96             $12,557             $13,468                  $12,819
        2/29/96             $12,767             $13,590                  $12,998
        3/31/96             $13,018             $13,533                  $13,163
        4/30/96             $13,228             $13,797                  $13,365
        5/31/96             $13,375             $14,305                  $13,560
        6/30/96             $13,344             $14,484                  $13,502
        7/31/96             $12,893             $13,816                  $12,952
        8/31/96             $13,343             $14,021                  $13,342
        9/30/96             $13,939             $14,994                  $13,937
       10/31/96             $14,160             $15,319                  $14,253
       11/30/96             $15,050             $16,463                  $15,171
       12/31/96             $14,767             $16,083                  $15,023
        1/31/97             $15,602             $17,342                  $15,693
        2/28/97             $15,542             $17,488                  $15,826
        3/31/97             $14,899             $16,657                  $15,275
        4/30/97             $15,578             $18,001                  $15,839
        5/31/97             $16,569             $19,069                  $16,761
        6/30/97             $17,214             $20,036                  $17,418
        7/31/97             $18,610             $21,623                  $18,668
        8/31/97             $18,085             $20,185                  $17,968
        9/30/97             $18,931             $21,214                  $18,876
       10/31/97             $18,562             $20,576                  $18,249
       11/30/97             $19,171             $21,693                  $18,758
       12/31/97             $19,437             $21,960                  $19,060
        1/31/98             $19,119             $22,697                  $19,096
        2/28/98             $20,488             $24,275                  $20,294
        3/31/98             $21,428             $25,530                  $21,233
        4/30/98             $21,179             $25,744                  $21,348
        5/31/98             $20,722             $25,227                  $21,021
        6/30/98             $21,095             $27,026                  $21,274
        7/31/98             $20,418             $27,009                  $20,752
        8/31/98             $17,098             $23,496                  $17,822
        9/30/98             $17,983             $25,067                  $18,622
       10/31/98             $19,449             $27,168                  $19,974
       11/30/98             $20,293             $29,007                  $20,937
       12/31/98             $21,482             $31,215                  $21,649
        1/31/99             $21,596             $33,122                  $21,853
        2/28/99             $20,300             $31,824                  $21,370
        3/31/99             $20,759             $33,364                  $22,107
        4/30/99             $22,154             $33,300                  $23,539
        5/31/99             $21,645             $32,328                  $23,198
        6/30/99             $22,547             $34,643                  $24,158
        7/31/99             $21,465             $33,548                  $23,465
        8/31/99             $20,727             $34,014                  $22,946
        9/30/99             $20,053             $33,436                  $22,226
       10/31/99             $20,627             $35,750                  $23,177
       11/30/99             $20,759             $37,280                  $23,381
       12/31/99             $21,491             $40,039                  $24,218
        1/31/00             $21,064             $37,372                  $23,269
        2/29/00             $20,059             $38,157                  $22,513
        3/31/00             $21,934             $41,686                  $24,627
        4/30/00             $21,803             $39,623                  $24,188
        5/31/00             $21,491             $38,006                  $24,099
        6/30/00             $21,293             $41,073                  $24,007
        7/31/00             $21,589             $39,246                  $23,921
        8/31/00             $22,889             $41,518                  $25,409
        9/30/00             $22,182             $37,466                  $24,712
       10/31/00             $22,264             $36,492                  $24,784
       11/30/00             $21,079             $32,613                  $23,426
       12/31/00             $21,737             $31,201                  $24,311
        1/31/01             $21,687             $32,090                  $24,803
        2/28/01             $20,507             $28,319                  $23,463
        3/31/01             $19,527             $25,768                  $22,400
        4/30/01             $20,954             $28,071                  $23,897
        5/31/01             $21,170             $28,139                  $24,203
        6/30/01             $20,340             $27,756                  $23,614
        7/31/01             $20,208             $27,684                  $23,404
        8/31/01             $18,929             $25,826                  $22,325
        9/30/01             $17,451             $24,093                  $20,530
       10/31/01             $17,568             $24,980                  $20,791
       11/30/01             $18,530             $27,193                  $22,145
       12/31/01             $18,795             $27,231                  $22,506
        1/31/02             $18,660             $27,188                  $22,179
        2/28/02             $18,610             $26,386                  $22,033
        3/31/02             $19,402             $27,014                  $22,894
        4/30/02             $18,424             $25,079                  $22,033
        5/31/02             $18,627             $24,593                  $22,005
        6/30/02             $17,362             $22,621                  $20,566
        7/31/02             $15,810             $21,535                  $18,929
        8/31/02             $15,948             $21,670                  $19,116

Source for Index returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The S&P 500/BARRA Value Index contains large U.S. Companies with low price-to-book ratios relative to the S&P 500 Index.

The Lipper Growth and Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

CAPITAL GROWTH PORTFOLIO
(UNAUDITED)
[GRAPHIC]

THE CAPITAL GROWTH PORTFOLIO SEEKS TO PROVIDE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH DIVERSIFIED HOLDINGS OF COMMON STOCKS.

Q: HOW DID THE PORTFOLIO PERFORM?

A: For the year ended August 31, 2002, the Capital Growth Portfolio fell 21.72%. This compares with a decline of 23.38% for the Russell Mid Cap Growth Index.

Q: WHY DID THE PORTFOLIO OUTPERFORM ITS BENCHMARK?

A: There were many pockets of strength in the Portfolio, particularly in the health care sector. Strong returns from Oxford Health Plans, a leading provider of health benefit plans which is delivering strong growth in revenues and EPS, boosted performance. Shares of Triad Hospitals, which owns and operates hospitals and ambulatory surgical centers, also performed well as the company delivered strong earnings growth.

Among the largest detractors from performance were several financial services names. Shares of Americredit, the leading sub-prime auto finance company, declined sharply as the U.S. economic picture remained difficult, leading to a deterioration in the company's credit quality. Additionally, Advent Software, which provides enterprise software to the financial services industry, saw its shares pull back significantly after a warning that its customers were taking a more cautious approach to signing new software licenses and were generally signing smaller deals.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: Given near-term economic uncertainties and heightened market volatility, the portfolio manager has sought to maintain significant sector diversification. The health care sector, one of the few areas that has continued to deliver consistent quarterly earnings growth, is the only sector where the Portfolio has significant above-market exposure. Exposure to all other sectors are near market neutral levels. The focus remains on stock selection rather than sector bets.

Q: WHAT IS THE OUTLOOK?

A: Evidence of a recovering U.S. economy remains mixed. Retail sales, housing starts, and durable good orders all indicate an increasingly healthy economy, yet GDP growth remains sluggish, unemployment claims remain persistently high, consumer sentiment is weak. As the economic debate continues, investors are taking a wait-and-see approach to expectations for corporate earnings. We continue to believe that the U.S economy will ultimately strengthen given the benign interest rate and inflation environment, and corporate earnings will ultimately respond positively and provide stocks with a much needed stimulus for recovery.

LIFE OF PORTFOLIO PERFORMANCE

A $10,000 tax-deferred investment in the Capital Growth Portfolio at NAV (Net Asset Value) would have grown to $17,696 from inception on 3/1/95 through 8/31/02.*

INVESTMENT RESULTS

                      AVERAGE ANNUAL RETURNS AS OF 8/31/02

  1 year                             -21.72%
  3 year                              -3.66%
  5 year                              -0.48%
  Since Inception (3/1/95)             7.91%

[CHART]

                    CAPITAL GROWTH      S&P MIDCAP     LIPPER MID-CAP   RUSSELL MID CAP
                       PORTFOLIO        400 INDEX        FUNDS INDEX      GROWTH INDEX
                       ---------        ---------        -----------      ------------
         3/1/95         $10,000          $10,000          $10,000            $10,000
        3/31/95         $10,350          $10,174          $10,303            $10,397
        4/30/95         $10,470          $10,379          $10,394            $10,484
        5/31/95         $10,870          $10,629          $10,569            $10,743
        6/30/95         $11,140          $11,061          $11,258            $11,232
        7/31/95         $11,829          $11,639          $12,125            $11,939
        8/31/95         $11,899          $11,854          $12,283            $12,069
        9/30/95         $12,089          $12,141          $12,667            $12,338
       10/31/95         $11,659          $11,829          $12,363            $12,026
       11/30/95         $12,219          $12,346          $12,762            $12,563
       12/31/95         $12,706          $12,315          $12,890            $12,570
        1/31/96         $12,871          $12,493          $12,933            $12,792
        2/29/96         $13,077          $12,918          $13,467            $13,276
        3/31/96         $13,674          $13,073          $13,735            $13,380
        4/30/96         $14,363          $13,472          $14,499            $14,027
        5/31/96         $14,785          $13,654          $14,970            $14,313
        6/30/96         $14,405          $13,449          $14,470            $13,881
        7/31/96         $13,571          $12,540          $13,186            $12,804
        8/31/96         $14,240          $13,263          $13,959            $13,496
        9/30/96         $14,960          $13,842          $14,829            $14,353
       10/31/96         $14,765          $13,882          $14,514            $14,185
       11/30/96         $15,526          $14,663          $15,070            $15,021
       12/31/96         $15,671          $14,679          $14,991            $14,768
        1/31/97         $16,285          $15,230          $15,469            $15,421
        2/28/97         $16,042          $15,105          $14,882            $15,082
        3/31/97         $15,277          $14,462          $13,988            $14,230
        4/30/97         $15,404          $14,836          $14,247            $14,578
        5/31/97         $16,493          $16,133          $15,676            $15,885
        6/30/97         $17,141          $16,586          $16,204            $16,325
        7/31/97         $18,322          $18,228          $17,486            $17,887
        8/31/97         $18,124          $18,206          $17,376            $17,712
        9/30/97         $19,070          $19,253          $18,486            $18,608
       10/31/97         $18,487          $18,416          $17,521            $17,676
       11/30/97         $18,709          $18,688          $17,472            $17,861
       12/31/97         $18,905          $19,413          $17,610            $18,095
        1/31/98         $18,905          $19,044          $17,367            $17,769
        2/28/98         $20,289          $20,623          $18,958            $19,440
        3/31/98         $21,001          $21,553          $19,837            $20,254
        4/30/98         $20,923          $21,948          $20,018            $20,530
        5/31/98         $20,005          $20,960          $19,013            $19,686
        6/30/98         $20,185          $21,092          $19,760            $20,243
        7/31/98         $18,867          $20,274          $18,845            $19,377
        8/31/98         $15,156          $16,501          $15,039            $15,678
        9/30/98         $15,906          $18,042          $16,213            $16,863
       10/31/98         $17,237          $19,655          $17,011            $18,104
       11/30/98         $17,780          $20,636          $18,115            $19,326
       12/31/98         $18,669          $23,129          $20,060            $21,328
        1/31/99         $18,367          $22,229          $20,600            $21,968
        2/28/99         $17,647          $21,064          $19,319            $20,894
        3/31/99         $18,510          $21,652          $20,217            $22,058
        4/30/99         $18,812          $23,360          $21,086            $23,063
        5/31/99         $19,186          $23,461          $21,120            $22,766
        6/30/99         $20,337          $24,718          $22,444            $24,355
        7/31/99         $20,121          $24,192          $22,027            $23,580
        8/31/99         $19,789          $23,362          $21,732            $23,335
        9/30/99         $19,315          $22,640          $21,632            $23,137
       10/31/99         $19,790          $23,795          $23,113            $24,925
       11/30/99         $20,322          $25,044          $25,120            $27,508
       12/31/99         $21,450          $26,531          $28,895            $32,272
        1/31/00         $20,519          $25,783          $28,282            $32,266
        2/29/00         $21,869          $27,588          $33,342            $39,048
        3/31/00         $23,483          $29,897          $33,132            $39,087
        4/30/00         $23,312          $28,854          $30,379            $35,291
        5/31/00         $22,272          $28,493          $28,535            $32,719
        6/30/00         $22,862          $28,912          $31,400            $36,190
        7/31/00         $22,800          $29,369          $30,690            $33,899
        8/31/00         $25,315          $32,646          $34,459            $39,011
        9/30/00         $24,789          $32,421          $33,156            $37,104
       10/31/00         $24,571          $31,322          $31,180            $34,566
       11/30/00         $22,600          $28,957          $26,235            $27,055
       12/31/00         $24,550          $31,172          $27,885            $28,480
        1/31/01         $24,717          $31,867          $28,588            $30,107
        2/28/01         $23,457          $30,048          $25,169            $24,898
        3/31/01         $21,730          $27,815          $22,627            $21,335
        4/30/01         $23,490          $30,883          $25,324            $24,892
        5/31/01         $23,939          $31,603          $25,521            $24,775
        6/30/01         $23,740          $31,476          $25,243            $24,787
        7/31/01         $23,342          $31,007          $23,999            $23,117
        8/31/01         $22,611          $29,993          $22,336            $21,441
        9/30/01         $20,088          $26,262          $19,113            $17,897
       10/31/01         $20,753          $27,423          $20,238            $19,777
       11/30/01         $22,031          $29,463          $21,973            $21,907
       12/31/01         $23,511          $30,987          $22,722            $22,740
        1/31/02         $22,964          $30,825          $22,027            $22,001
        2/28/02         $22,897          $30,862          $21,020            $20,753
        3/31/02         $23,643          $33,069          $22,456            $22,337
        4/30/02         $22,780          $32,914          $21,733            $21,155
        5/31/02         $21,967          $32,357          $21,194            $20,525
        6/30/02         $19,942          $29,989          $19,369            $18,259
        7/31/02         $18,131          $27,083          $17,473            $16,484
        8/31/02         $17,696          $27,218          $17,478            $16,426

Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Russell Mid Cap Growth Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values.

The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

The Lipper Mid-Cap Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

                                                  INTERNATIONAL EQUITY PORTFOLIO
                                                                     (UNAUDITED)
                                                                       [GRAPHIC]

THE INTERNATIONAL EQUITY PORTFOLIO SEEKS TO PROVIDE A TOTAL RETURN ON ASSETS FROM LONG-TERM GROWTH OF CAPITAL PRINCIPALLY THROUGH DIVERSIFIED HOLDINGS OF THE STOCKS OF ESTABLISHED FOREIGN COMPANIES OUTSIDE THE UNITED STATES.

Q: HOW DID THE PORTFOLIO PERFORM?

A: For the year ended August 31, 2002, the International Equity Portfolio declined 7.41%. This compares to a fall of 14.69% for the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

Q: WHY DID THE PORTFOLIO OUTPERFORM ITS BENCHMARK?

A: Our focus on those companies able to perform well in an environment of weak sales growth caused the Portfolio to outperform its MSCI EAFE benchmark, so limiting investors' losses. As fears of deflation and a "double dip" slowdown sent stocks lower, we have broadly succeeded in identifying and holding those companies with the strength of management, strategy and franchise to prosper. At the same time, we have avoided those where profits are unraveling.

We have favored the few companies that can increase sales, and those that are generating high levels of free cash flow. This cash can be reinvested in their businesses, or returned to shareholders. High levels of cash offer confirmation of the validity of profit statements. We have also invested in companies where post-merger cost cutting is improving productivity.

While outperformance is the cumulative effect of successful stock selections across the portfolio, a few examples illustrate our approach. BMW has a strong range of new models and has therefore been able to increase sales. Meanwhile, energy company TotalFinaElf and household products group Reckitt Benckiser have both wrung post-merger productivity gains from their businesses and are also focusing on top line growth.

Poorly performing stocks that we have avoided include German financial services group Allianz, German software company SAP, and French media/utility conglomerate Vivendi Universal.

But not all of our holdings outperformed. One of the greatest disappointments was Reuters, where investment banking cutbacks are eating into revenues.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: Portfolio turnover was characteristically low, as we generally buy companies with the intention of holding them for some time. The most significant shift was our decision to increase holdings in banks with exposure to capital markets when the equity markets touched their July lows. For example, we bought Aviva, when the stock valuation did not reflect the company's strong position in life assurance markets.

Q: WHAT IS THE OUTLOOK?

A: While the economic outlook remains uncertain, we are identifying stocks that we are happy to buy at current prices. The economic picture is unclear, with low interest rates propping up consumer spending, yet corporate capital expenditure failing to pick up. Equity markets are haunted by the specter of deflation and a `double dip' economic downturn. However, we are reasonably optimistic because we can buy companies with strong and sustainable free cash flows at relatively low valuations.

LIFE OF PORTFOLIO PERFORMANCE

A $10,000 tax-deferred investment in the International Equity Portfolio at NAV (Net Asset Value) would have grown to $12,371 from inception on 3/1/95 through 8/31/02.*

INVESTMENT RESULTS

                      AVERAGE ANNUAL RETURNS AS OF 8/31/02

  1 year                           -7.41%
  3 year                           -5.65%
  5 year                            0.48%
  Since Inception (3/1/95)          2.88%

[CHART]

                         INTERNATIONAL                        LIPPER INTERNATIONAL
                        EQUITY PORTFOLIO     MSCI EAFE INDEX       FUNDS INDEX
                        ----------------     ---------------       -----------
         3/1/95             $10,000              $10,000             $10,000
        3/31/95             $10,180              $10,624             $10,263
        4/30/95             $10,350              $11,023             $10,641
        5/31/95             $10,480              $10,892             $10,745
        6/30/95             $10,470              $10,702             $10,786
        7/31/95             $11,010              $11,368             $11,379
        8/31/95             $10,890              $10,935             $11,187
        9/30/95             $11,070              $11,148             $11,374
       10/31/95             $10,909              $10,849             $11,137
       11/30/95             $10,869              $11,150             $11,253
       12/31/95             $10,889              $11,600             $11,579
        1/31/96             $11,057              $11,647             $11,852
        2/29/96             $11,131              $11,687             $11,903
        3/31/96             $11,426              $11,934             $12,089
        4/30/96             $11,753              $12,282             $12,483
        5/31/96             $11,617              $12,056             $12,469
        6/30/96             $11,680              $12,123             $12,583
        7/31/96             $11,121              $11,769             $12,159
        8/31/96             $11,152              $11,795             $12,317
        9/30/96             $11,447              $12,109             $12,593
       10/31/96             $11,299              $11,985             $12,542
       11/30/96             $11,689              $12,462             $13,132
       12/31/96             $11,647              $12,302             $13,249
        1/31/97             $11,532              $11,871             $13,266
        2/28/97             $11,797              $12,066             $13,506
        3/31/97             $11,751              $12,109             $13,578
        4/30/97             $11,727              $12,173             $13,637
        5/31/97             $12,213              $12,966             $14,407
        6/30/97             $12,687              $13,680             $15,098
        7/31/97             $13,288              $13,902             $15,583
        8/31/97             $12,075              $12,863             $14,459
        9/30/97             $12,733              $13,584             $15,388
       10/31/97             $11,728              $12,539             $14,220
       11/30/97             $11,659              $12,411             $14,100
       12/31/97             $11,815              $12,519             $14,210
        1/31/98             $12,097              $13,091             $14,554
        2/28/98             $12,867              $13,932             $15,478
        3/31/98             $13,442              $14,361             $16,319
        4/30/98             $13,747              $14,474             $16,570
        5/31/98             $13,797              $14,404             $16,603
        6/30/98             $13,626              $14,513             $16,459
        7/31/98             $14,017              $14,660             $16,711
        8/31/98             $11,778              $12,843             $14,306
        9/30/98             $11,154              $12,449             $13,861
       10/31/98             $11,876              $13,746             $14,880
       11/30/98             $12,426              $14,450             $15,625
       12/31/98             $12,885              $15,019             $16,010
        1/31/99             $13,677              $14,974             $16,107
        2/28/99             $13,132              $14,618             $15,693
        3/31/99             $13,417              $15,227             $16,216
        4/30/99             $14,040              $15,844             $16,972
        5/31/99             $13,237              $15,028             $16,340
        6/30/99             $13,756              $15,614             $17,115
        7/31/99             $14,443              $16,078             $17,496
        8/31/99             $14,728              $16,137             $17,635
        9/30/99             $14,819              $16,300             $17,691
       10/31/99             $15,351              $16,912             $18,308
       11/30/99             $17,218              $17,499             $19,650
       12/31/99             $19,549              $19,070             $22,066
        1/31/00             $18,922              $17,859             $20,775
        2/29/00             $20,416              $18,339             $22,146
        3/31/00             $20,402              $19,051             $22,203
        4/30/00             $18,948              $18,049             $20,796
        5/31/00             $18,080              $17,608             $20,224
        6/30/00             $18,506              $18,297             $21,160
        7/31/00             $17,651              $17,530             $20,475
        8/31/00             $17,759              $17,683             $20,821
        9/30/00             $16,663              $16,822             $19,607
       10/31/00             $16,197              $16,425             $18,940
       11/30/00             $15,769              $15,809             $18,141
       12/31/00             $16,282              $16,370             $18,818
        1/31/01             $16,265              $16,362             $18,929
        2/28/01             $14,990              $15,135             $17,600
        3/31/01             $14,067              $14,125             $16,362
        4/30/01             $15,040              $15,107             $17,357
        5/31/01             $14,604              $14,574             $16,937
        6/30/01             $14,017              $13,978             $16,460
        7/31/01             $13,681              $13,723             $16,032
        8/31/01             $13,362              $13,376             $15,709
        9/30/01             $12,237              $12,021             $13,997
       10/31/01             $12,606              $12,329             $14,376
       11/30/01             $13,127              $12,784             $14,913
       12/31/01             $13,412              $12,859             $15,178
        1/31/02             $12,824              $12,176             $14,565
        2/28/02             $12,959              $12,261             $14,769
        3/31/02             $13,681              $12,925             $15,550
        4/30/02             $13,949              $13,010             $15,659
        5/31/02             $14,116              $13,175             $15,883
        6/30/02             $13,714              $12,651             $15,256
        7/31/02             $12,270              $11,402             $13,733
        8/31/02             $12,371              $11,376             $13,744

Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The MSCI EAFE Index is unmanaged, is a replica (or model) of the performance of the European, Australasia and Far Eastern equity markets, and assumes the reinvestment of dividends. An individual cannot invest in an index.

The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

                                                      ASSET ALLOCATION PORTFOLIO
                                                                     (UNAUDITED)
                                                                       [GRAPHIC]

THE ASSET ALLOCATION PORTFOLIO SEEKS TO PROVIDE MAXIMUM RETURN THROUGH A COMBINATION OF LONG-TERM CAPITAL GROWTH AND CURRENT INCOME BY INVESTING IN COMMON STOCKS, CONVERTIBLE SECURITIES AND GOVERNMENT AND CORPORATE FIXED INCOME OBLIGATIONS.

Q: HOW DID THE PORTFOLIO PERFORM?

A: For the year ended August 31, 2002, the Asset Allocation Portfolio fell 8.90%. This compares to a decline of 17.99% for the S&P 500 Index and a return of 7.89% for the Lehman Gov't/Credit Index.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?

A: The Portfolio underperformed its benchmark during the reporting period. This underperformance was due primarily to the negative excess returns from the equity portion of the portfolio, which offset the outperformance of the fixed income portion of the portfolio. Within the equity segment, positions in Tyco and Sprint PCS detracted from performance. At the stock specific level, an underweight position in BJ Services and overweights in Yum Brands Inc. and Gannett Inc. contributed most to performance.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: A host of negative developments over the 12 months severely impacted US equity markets, with the S&P 500 Index down close to 18% and the tech-heavy NASDAQ Composite Index down more than 27%. Heading the list was the September 11, 2001 terrorist attacks on the U.S., following which there were major market declines across the board. The markets soon recovered most of their post-September 11 losses, ending the fourth quarter of 2001 on a strong note.

During the first half of 2002, however, the markets were pummeled by investor concerns about corporate governance, accounting fraud and credit downgrades, most notably reports of major accounting improprieties by Enron and WorldCom. Worries about a rapidly weakening U.S. dollar also pressured equity markets, as did a substantial decline in annualized GDP growth from the first quarter of 2002 (6.1%) to the second (2.0%).

Over the remainder of this reporting period, U.S. equity markets were hit with reports of new instances of corporate scandal, a weak U.S. economy, persistent global deflationary pressures and heightened terrorist alerts. Helping to mitigate these influences were interest rates. The targeted Fed Funds rate remained at a 40-year low of 1.75%, which, in turn, led to record levels of new home sales and refinancings.

Within this decidedly volatile economic and market environment, your portfolio management team maintained the Portfolio's large-cap segment relatively in-line with its S&P 500 benchmark. However, offsetting gains from the semiconductor, energy and retail sectors were losses from the industrial cyclical, utilities and telecommunications sectors.

For most of the reporting period, the portfolio management team maintained an underweight position in stocks versus bonds. Additionally, the fixed-income portion of the portfolio garnered stronger returns as a result of the team's allocation strategy across sectors.

Q: WHAT IS THE OUTLOOK?

A: The rapidly evolving geopolitical and economic environment will no doubt contribute strongly to what will likely remain, at least over the near term, a highly volatile marketplace for U.S. and global equities. In addition to other concerns, as noted, we are watching U.S. consumer spending patterns very closely for signs of significant weakness. Should consumers reign in their pocketbooks, the U.S. economy would surely suffer the effects, as would the global economies and equity markets that rely upon it.

For our part, we will continue to manage the equity portion of the portfolio by emphasizing the selection of undervalued securities, relative to their long-term prospects within a sector neutral framework. On the fixed income side, we hope to add value by continuing to manage a diversified portfolio of high quality investments in both traditional and extended markets.

LIFE OF PORTFOLIO PERFORMANCE

A $10,000 tax-deferred investment in the Asset Allocation Portfolio at NAV (Net Asset Value) would have grown to $14,175 from inception on 3/1/95 through 8/31/02.*

INVESTMENT RESULTS

                      AVERAGE ANNUAL RETURNS AS OF 8/31/02

  1 year                             -8.90%
  3 year                             -5.48%
  5 year                             -1.14%
  Since Inception (3/1/95)            4.76%

[CHART]

                                ASSET                                   LEHMAN GOV'T/      LIPPER BALANCED
                        ALLOCATION PORTFOLIO   S&P 500 INDEX            CREDIT INDEX         FUNDS INDEX
                        --------------------   -------------            ------------         -----------
         3/1/95                $10,000            $10,000                  $10,000              $10,000
        3/31/95                $10,160            $10,295                  $10,067              $10,177
        4/30/95                $10,270            $10,598                  $10,207              $10,368
        5/31/95                $10,570            $11,022                  $10,635              $10,700
        6/30/95                $10,729            $11,277                  $10,720              $10,890
        7/31/95                $10,979            $11,652                  $10,678              $11,119
        8/31/95                $11,040            $11,681                  $10,815              $11,206
        9/30/95                $11,200            $12,174                  $10,925              $11,474
       10/31/95                $11,120            $12,130                  $11,085              $11,445
       11/30/95                $11,440            $12,662                  $11,268              $11,801
       12/31/95                $11,595            $12,907                  $11,434              $11,986
        1/31/96                $11,880            $13,346                  $11,505              $12,203
        2/29/96                $11,935            $13,470                  $11,261              $12,209
        3/31/96                $12,045            $13,599                  $11,166              $12,256
        4/30/96                $12,132            $13,799                  $11,089              $12,337
        5/31/96                $12,198            $14,155                  $11,071              $12,463
        6/30/96                $12,231            $14,209                  $11,219              $12,504
        7/31/96                $12,000            $13,581                  $11,245              $12,182
        8/31/96                $12,241            $13,867                  $11,218              $12,375
        9/30/96                $12,625            $14,648                  $11,417              $12,834
       10/31/96                $12,834            $15,052                  $11,683              $13,106
       11/30/96                $13,361            $16,190                  $11,898              $13,717
       12/31/96                $13,218            $15,870                  $11,766              $13,552
        1/31/97                $13,595            $16,862                  $11,780              $13,971
        2/28/97                $13,555            $16,993                  $11,805              $14,023
        3/31/97                $13,192            $16,295                  $11,665              $13,615
        4/30/97                $13,594            $17,267                  $11,835              $14,024
        5/31/97                $14,100            $18,319                  $11,945              $14,599
        6/30/97                $14,464            $19,140                  $12,088              $15,083
        7/31/97                $15,320            $20,663                  $12,458              $15,942
        8/31/97                $15,009            $19,506                  $12,319              $15,437
        9/30/97                $15,464            $20,575                  $12,512              $16,053
       10/31/97                $15,360            $19,888                  $12,712              $15,761
       11/30/97                $15,646            $20,809                  $12,780              $16,051
       12/31/97                $15,823            $21,167                  $12,914              $16,304
        1/31/98                $15,725            $21,402                  $13,096              $16,420
        2/28/98                $16,360            $22,945                  $13,070              $17,072
        3/31/98                $16,812            $24,119                  $13,110              $17,594
        4/30/98                $16,770            $24,363                  $13,176              $17,717
        5/31/98                $16,642            $23,944                  $13,317              $17,539
        6/30/98                $16,882            $24,916                  $13,453              $17,861
        7/31/98                $16,515            $24,652                  $13,463              $17,652
        8/31/98                $15,006            $21,087                  $13,726              $16,131
        9/30/98                $15,570            $22,439                  $14,119              $16,827
       10/31/98                $16,262            $24,263                  $14,018              $17,457
       11/30/98                $16,684            $25,734                  $14,102              $18,096
       12/31/98                $17,290            $27,216                  $14,136              $18,763
        1/31/99                $17,368            $28,353                  $14,237              $19,064
        2/28/99                $16,647            $27,472                  $13,898              $18,606
        3/31/99                $16,913            $28,571                  $13,967              $19,066
        4/30/99                $17,556            $29,676                  $14,002              $19,691
        5/31/99                $17,259            $28,976                  $13,858              $19,388
        6/30/99                $17,605            $30,584                  $13,815              $19,923
        7/31/99                $17,119            $29,630                  $13,776              $19,550
        8/31/99                $16,790            $29,482                  $13,765              $19,345
        9/30/99                $16,587            $28,674                  $13,889              $19,097
       10/31/99                $16,837            $30,489                  $13,925              $19,651
       11/30/99                $16,758            $31,108                  $13,917              $19,864
       12/31/99                $17,378            $32,940                  $13,832              $20,451
        1/31/00                $16,940            $31,286                  $13,828              $19,938
        2/29/00                $16,940            $30,695                  $14,001              $19,890
        3/31/00                $17,996            $33,697                  $14,202              $21,062
        4/30/00                $17,607            $32,683                  $14,133              $20,676
        5/31/00                $17,088            $32,013                  $14,120              $20,482
        6/30/00                $17,704            $32,800                  $14,408              $20,810
        7/31/00                $17,720            $32,289                  $14,561              $20,754
        8/31/00                $18,353            $34,294                  $14,766              $21,679
        9/30/00                $17,656            $32,483                  $14,822              $21,224
       10/31/00                $17,543            $32,347                  $14,916              $21,205
       11/30/00                $16,715            $29,798                  $15,171              $20,435
       12/31/00                $16,763            $29,944                  $15,470              $20,944
        1/31/01                $17,113            $31,007                  $15,729              $21,388
        2/28/01                $16,213            $28,179                  $15,891              $20,558
        3/31/01                $15,597            $26,392                  $15,965              $19,894
        4/30/01                $16,280            $28,443                  $15,845              $20,730
        5/31/01                $16,280            $28,634                  $15,937              $20,914
        6/30/01                $16,030            $27,938                  $16,013              $20,594
        7/31/01                $16,113            $27,664                  $16,412              $20,580
        8/31/01                $15,563            $25,932                  $16,622              $19,993
        9/30/01                $15,047            $23,840                  $16,775              $19,032
       10/31/01                $15,430            $24,295                  $17,201              $19,349
       11/30/01                $15,964            $26,158                  $16,919              $20,119
       12/31/01                $16,014            $26,389                  $16,785              $20,264
        1/31/02                $15,927            $26,003                  $16,908              $20,086
        2/28/02                $15,671            $25,501                  $17,051              $19,949
        3/31/02                $16,014            $26,460                  $16,705              $20,386
        4/30/02                $15,431            $24,857                  $17,029              $19,897
        5/31/02                $15,363            $24,673                  $17,186              $19,887
        6/30/02                $14,678            $22,916                  $17,332              $19,038
        7/31/02                $14,044            $21,129                  $17,540              $18,061
        8/31/02                $14,175            $21,268                  $17,933              $18,247

Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks and assumes reinvestment of all dividends.

The Lehman Gov't./Credit Index includes the government and corporate bond indices, including U.S. government and treasury agency securities, corporate and Yankee bonds. Investors cannot invest directly in an index.

The Lipper Balanced Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

                                                U.S. GOVERNMENT INCOME PORTFOLIO
                                                                     (UNAUDITED)
                                                                       [GRAPHIC]

THE U.S. GOVERNMENT INCOME PORTFOLIO SEEKS TO PROVIDE ANNUAL DIVIDENDS AS WELL AS TO PRESERVE PRINCIPAL.

Q: HOW DID THE PORTFOLIO PERFORM?

A: For the year ended August 31, 2002, the U.S. Government Income Portfolio returned 8.92%. This compares to the 9.40% return of its benchmark index, the Lehman U.S. Gov't Bond Index.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?

A: A modest contribution to performance was our decision to tactically trade duration. However, we were not well positioned for June's sharp decline in interest rates, which hurt performance. Also detracting was our underweight in the 2-year part of the Treasury curve. The portfolio benefited from the yield advantage generated by our allocation to GNMA securities earlier in the period.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: The Federal Reserve Board maintained an accommodative monetary policy and by the end of 2001 had lowered the targeted Federal Fund's rate to 1.75%. In 2002, market perceptions of Fed policy flip-flopped as investors speculated about the timing of a new cycle of Fed tightening. However, in August, the Fed signaled its willingness to ease rates further if the economy needed additional support.

We tactically traded duration, maintaining a long duration through much of the period and moving to neutral by August. During the final months of 2001, we increased our strategic overweight in GNMA mortgages to 35% of assets because of their high credit quality and yield advantage. We reduced this exposure at the beginning of 2002, taking profit on a portion of the out of index holdings. In June, we cut our GNMA holdings roughly in half because these issues lagged U.S. Treasuries in terms of price performance. Towards the end of the period, we further cut our mortgage position, putting the proceeds in five-year Treasuries.

Q: WHAT IS THE OUTLOOK?

A: A slow economic recovery should continue into 2003. We believe the Fed will maintain a low interest rate bias, not hesitating to cut rates further if economic weakness persists. Because the markets are likely to remain volatile, we will maintain a neutral approach, with regard to duration, for the present. To capture the performance that comes with improving corporate balance sheets, we plan to maintain the portfolio's non-Treasury exposure to GNMA mortgages.

LIFE OF PORTFOLIO PERFORMANCE

A $10,000 tax-deferred investment in the U.S. Government Income Portfolio at NAV (Net Asset Value) would have grown to $16,907 from inception on 3/1/95 through 8/31/02.*

INVESTMENT RESULTS

                      AVERAGE ANNUAL RETURNS AS OF 8/31/02

  1 year                               8.92%
  3 year                               9.08%
  5 year                               7.35%
  Since Inception (3/1/95)             7.25%

[CHART]

                          U.S. GOVERNMENT     LEHMAN U.S. GOV'T      LIPPER GENERAL U.S.
                          INCOME PORTFOLIO       BOND INDEX          GOV'T FUNDS INDEX
                          ----------------       ----------          -----------------
         3/1/95               $10,000              $10,000                $10,000
        3/31/95               $10,050              $10,063                $10,046
        4/30/95               $10,170              $10,195                $10,170
        5/31/95               $10,550              $10,606                $10,539
        6/30/95               $10,620              $10,687                $10,602
        7/31/95               $10,570              $10,648                $10,565
        8/31/95               $10,690              $10,772                $10,688
        9/30/95               $10,800              $10,876                $10,789
       10/31/95               $10,950              $11,041                $10,931
       11/30/95               $11,100              $11,213                $11,085
       12/31/95               $11,236              $11,373                $11,240
        1/31/96               $11,293              $11,442                $11,297
        2/29/96               $11,029              $11,209                $11,065
        3/31/96               $10,925              $11,116                $10,972
        4/30/96               $10,856              $11,044                $10,897
        5/31/96               $10,822              $11,026                $10,856
        6/30/96               $10,971              $11,168                $10,982
        7/31/96               $10,994              $11,196                $11,003
        8/31/96               $10,971              $11,171                $10,975
        9/30/96               $11,132              $11,357                $11,159
       10/31/96               $11,350              $11,606                $11,401
       11/30/96               $11,523              $11,808                $11,602
       12/31/96               $11,431              $11,688                $11,482
        1/31/97               $11,456              $11,701                $11,506
        2/28/97               $11,431              $11,717                $11,530
        3/31/97               $11,305              $11,593                $11,394
        4/30/97               $11,469              $11,760                $11,563
        5/31/97               $11,557              $11,861                $11,659
        6/30/97               $11,683              $11,994                $11,797
        7/31/97               $11,999              $12,334                $12,122
        8/31/97               $11,859              $12,212                $11,996
        9/30/97               $12,049              $12,396                $12,180
       10/31/97               $12,238              $12,610                $12,359
       11/30/97               $12,289              $12,674                $12,403
       12/31/97               $12,397              $12,807                $12,528
        1/31/98               $12,527              $12,999                $12,688
        2/28/98               $12,527              $12,964                $12,663
        3/31/98               $12,566              $13,001                $12,695
        4/30/98               $12,617              $13,059                $12,745
        5/31/98               $12,734              $13,194                $12,863
        6/30/98               $12,877              $13,344                $12,972
        7/31/98               $12,890              $13,364                $12,992
        8/31/98               $13,176              $13,712                $13,247
        9/30/98               $13,475              $14,082                $13,546
       10/31/98               $13,397              $14,034                $13,446
       11/30/98               $13,436              $14,038                $13,475
       12/31/98               $13,461              $14,069                $13,512
        1/31/99               $13,517              $14,151                $13,589
        2/28/99               $13,188              $13,814                $13,295
        3/31/99               $13,244              $13,868                $13,363
        4/30/99               $13,271              $13,900                $13,398
        5/31/99               $13,120              $13,777                $13,250
        6/30/99               $13,065              $13,750                $13,181
        7/31/99               $13,038              $13,729                $13,106
        8/31/99               $13,023              $13,729                $13,071
        9/30/99               $13,133              $13,840                $13,232
       10/31/99               $13,173              $13,862                $13,253
       11/30/99               $13,133              $13,843                $13,241
       12/31/99               $13,088              $13,753                $13,151
        1/31/00               $13,102              $13,772                $13,110
        2/29/00               $13,280              $13,968                $13,277
        3/31/00               $13,518              $14,214                $13,476
        4/30/00               $13,488              $14,174                $13,426
        5/31/00               $13,503              $14,182                $13,411
        6/30/00               $13,726              $14,435                $13,681
        7/31/00               $13,845              $14,575                $13,786
        8/31/00               $14,039              $14,791                $13,998
        9/30/00               $14,069              $14,832                $14,050
       10/31/00               $14,188              $14,974                $14,163
       11/30/00               $14,486              $15,269                $14,436
       12/31/00               $14,754              $15,573                $14,712
        1/31/01               $14,911              $15,731                $14,875
        2/28/01               $15,067              $15,910                $15,021
        3/31/01               $15,082              $15,966                $15,058
        4/30/01               $14,895              $15,803                $14,930
        5/31/01               $14,942              $15,855                $15,000
        6/30/01               $15,004              $15,928                $15,050
        7/31/01               $15,363              $16,310                $15,401
        8/31/01               $15,520              $16,512                $15,573
        9/30/01               $15,816              $16,800                $15,793
       10/31/01               $16,253              $17,233                $16,173
       11/30/01               $15,801              $16,847                $15,845
       12/31/01               $15,625              $16,700                $15,693
        1/31/02               $15,760              $16,809                $15,833
        2/28/02               $15,946              $16,964                $16,000
        3/31/02               $15,592              $16,596                $15,669
        4/30/02               $15,946              $16,991                $16,015
        5/31/02               $16,046              $17,092                $16,115
        6/30/02               $16,231              $17,332                $16,279
        7/31/02               $16,550              $17,713                $16,569
        8/31/02               $16,907              $18,064                $16,857

Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95 and shows changes in Net Asset Value, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lehman U.S. Gov't Bond Index is composed of the U.S. Treasury Bond Index and the Agency Bond Index and includes U.S. Treasury and Agency bond issues. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in an index.

The Lipper General U.S. Gov't Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

MONEY MARKET PORTFOLIO
(UNAUDITED)
[GRAPHIC]

THE MONEY MARKET PORTFOLIO SEEKS TO PROVIDE MAXIMUM CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY.

Q: HOW DID THE PORTFOLIO PERFORM?

A: For the year ended August 31, 2002, the Money Market Portfolio returned
1.62%.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: When the period began, the U.S. economy was in recession. Conditions deteriorated after the events of 9/11 but by early 2002, a recovery appeared to be underway. During the spring, the pace of recovery faltered as corporate governance issues, accounting fraud and credit downgrades dominated the news. Economic data was mixed throughout the summer and while much of it supported the view of a modest recovery, weak corporate profits raised concern that the economy could drift back into recession.

The Federal Reserve Board maintained an accommodative monetary policy and by the end of 2001 had lowered the federal funds rate to 1.75%. In 2002, market perceptions of Fed policy flip-flopped as investors speculated about the timing of a new cycle of Fed tightening. However, in August, the Fed signaled its willingness to ease rates further if the economy needed additional support.

Because we expected the Fed to raise interest rates in 2002, we extended the weighted average maturity of the Fund at the beginning of the period. Later in the quarter, we took advantage of the backup in rates to lengthen further, adding one-year discount notes and fixed-rate Agency coupon paper. Early in 2002, we invested in one-month agency discount notes, which shortened the weighted average maturity of the Fund, but reverted to a defensive posture as interest rates began to rise. We extended again in May. When the Fed delayed action, short-term rates fell and we invested in shorter maturities ranging from one day to one month. Late in the period, we purchased one- to three-month paper to maintain flexibility during a period of extreme market volatility. Later, we purchased five-month paper on a small back up in rates.

Q: WHAT IS THE OUTLOOK?

A: A slow economic recovery should continue into 2003. We believe the Fed will maintain a low interest rate bias, not hesitating to cut rates further if economic weakness persists. Because the markets are likely to remain volatile, we will retain a neutral approach for the present. We believe we are favorably positioned to perform well once the direction of the economy becomes clearer and equities stabilize.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH PORTFOLIO SHARES STRIVE TO PRESERVE THE VALUE OF THE INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS PORTFOLIO.

WITHDRAWALS PRIOR TO AGE 59 1/2 FROM THE VISTA CAPITAL ADVANTAGE VARIABLE ANNUITY MAY BE SUBJECT TO A 10% IRS TAX PENALTY, AND ARE TAXED AS ORDINARY INCOME.

                                                     GROWTH AND INCOME PORTFOLIO
                                  PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2002
                                                                       [GRAPHIC]

   SHARES               ISSUER                                                  VALUE
   ------               ------                                                  -----
              LONG-TERM INVESTMENTS--97.4%
              COMMON STOCKS--97.4%
              AEROSPACE--1.4%
      400       GENERAL DYNAMICS CORP.                                       $   31,456
    1,200       UNITED TECHNOLOGIES CORP.                                        71,268
                                                                             ----------
                                                                                102,724
                                                                             ----------
              APPAREL--1.1%
    1,100       NIKE, INC., CLASS B                                              47,498
      800       VF CORP.                                                         32,488
                                                                             ----------
                                                                                 79,986
                                                                             ----------
              BANKING--12.6%
    1,300       BANK OF AMERICA CORP.                                            91,104
    2,400       BB&T CORP.                                                       91,320
      500       NORTH FORK BANCORPORATION, INC.                                  20,985
      500       NORTHERN TRUST CORP.                                             21,370
    1,900       PNC FINANCIAL SERVICES GROUP, INC.                               87,571
    1,800       SUNTRUST BANKS, INC.                                            121,518
    1,624       THE BANK OF NEW YORK CO., INC.                                   57,084
    5,100       U.S. BANCORP                                                    109,599
    2,000       WACHOVIA CORP.                                                   73,700
    2,200       WASHINGTON MUTUAL, INC.                                          83,182
    2,725       WELLS FARGO & CO.                                               142,217
                                                                             ----------
                                                                                899,650
                                                                             ----------
              BROADCASTING/CABLE--1.6%
    1,500       CLEAR CHANNEL COMMUNICATIONS, INC.*                              51,270
    1,200       ECHOSTAR COMMUNICATIONS CORP., CLASS A*                          21,360
    4,400       GENERAL MOTORS - HUGHES ELECTRONICS
                 CORP., CLASS H*                                                 45,276
                                                                             ----------
                                                                                117,906
                                                                             ----------
              BUSINESS SERVICES--1.0%
    2,000       EQUIFAX, INC.                                                    46,560
    1,300       IMS HEALTH, INC.                                                 22,620
                                                                             ----------
                                                                                 69,180
                                                                             ----------
              CHEMICALS--1.0%
    1,775       E.I. DUPONT DE NEMOURS & CO.                                     71,550
                                                                             ----------
              COMPUTERS/COMPUTER HARDWARE--2.5%
    4,375       HEWLETT-PACKARD CO.                                              58,756
      800       INTERNATIONAL BUSINESS MACHINES CORP.                            60,304
    1,300       LEXMARK INTERNATIONAL, INC.*                                     61,360
                                                                             ----------
                                                                                180,420
                                                                             ----------
              CONSTRUCTION--0.3%
    1,800       CLAYTON HOMES, INC.                                              23,886
                                                                             ----------
              CONSTRUCTION MATERIALS--0.5%
    1,000       VULCAN MATERIALS CO.                                             39,020
                                                                             ----------
              CONSUMER PRODUCTS--3.2%
      700       BLACK & DECKER CORP.                                             31,409
    3,925       PHILIP MORRIS COMPANIES, INC.                                   196,250
                                                                             ----------
                                                                                227,659
                                                                             ----------
              DIVERSIFIED--1.4%
    1,625       GENERAL ELECTRIC CO.                                         $   48,994
    3,350       TYCO INTERNATIONAL LTD (BERMUDA)                                 52,561
                                                                             ----------
                                                                                101,555
                                                                             ----------
              ELECTRONICS/ELECTRICAL EQUIPMENT--0.5%
      800       EMERSON ELECTRIC CO.                                             39,024
                                                                             ----------
              ENVIRONMENTAL SERVICES--0.8%
    2,400       WASTE MANAGEMENT, INC.                                           61,032
                                                                             ----------
              FINANCIAL SERVICES--12.5%
    3,050       AMERICAN EXPRESS CO.                                            109,983
    9,791       CITIGROUP, INC.                                                 320,655
    1,700       FREDDIE MAC                                                     108,970
    2,000       GOLDEN WEST FINANCIAL CORP.                                     135,980
    1,350       MERRILL LYNCH & CO., INC.                                        48,897
    1,150       MORGAN STANLEY                                                   49,128
    1,600       PRUDENTIAL FINANCIAL, INC.*                                      48,320
      300       SLM CORP.                                                        27,495
      100       STILWELL FINANCIAL, INC.                                          1,394
    1,500       T. ROWE PRICE GROUP, INC.                                        42,435
                                                                             ----------
                                                                                893,257
                                                                             ----------
              FOOD/BEVERAGE PRODUCTS--3.0%
      600       BROWN-FORMAN CORP., CLASS B                                      42,258
    3,200       KRAFT FOODS, INC., CLASS A                                      127,264
    1,100       PEPSICO, INC.                                                    43,505
                                                                             ----------
                                                                                213,027
                                                                             ----------
              HEALTH CARE/HEALTH CARE SERVICES--1.5%
    1,050       TENET HEALTHCARE CORP.*                                          49,529
      800       WELLPOINT HEALTH NETWORKS, INC.*                                 59,496
                                                                             ----------
                                                                                109,025
                                                                             ----------
              INSURANCE--9.5%
    4,225       AMERICAN INTERNATIONAL GROUP, INC.                              265,329
      800       CIGNA CORP.                                                      68,096
    1,100       HARTFORD FINANCIAL SERVICES GROUP, INC.                          55,022
    3,100       JOHN HANCOCK FINANCIAL SERVICES, INC.                            94,085
    1,250       MARSH & MCLENNAN COMPANIES, INC.                                 60,813
      500       MGIC INVESTMENT CORP.                                            30,105
    1,000       SAFECO CORP.                                                     33,110
      869       TRAVELERS PROPERTY CASUALTY CORP.*                               14,158
    3,823       TRAVELERS PROPERTY CASUALTY CORP., CLASS A*                      60,098
                                                                             ----------
                                                                                680,816
                                                                             ----------
              MACHINERY & ENGINEERING EQUIPMENT--0.5%
    1,275       DOVER CORP.                                                      36,631
                                                                             ----------
              MANUFACTURING--0.7%
    1,725       HONEYWELL INTERNATIONAL, INC.                                    51,664
                                                                             ----------
              METALS/MINING--0.9%
    2,500       ALCOA, INC.                                                      62,725
                                                                             ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

   SHARES                ISSUER                                                 VALUE
   ------                ------                                                 -----
              MULTI-MEDIA--5.8%
    7,725       AOL TIME WARNER, INC.*                                        $  97,721
      500       E.W. SCRIPPS CO., CLASS A                                        35,550
    1,400       GANNETT CO., INC.                                               106,344
    9,300       LIBERTY MEDIA CORP., CLASS A*                                    77,748
    1,634       VIACOM, INC., CLASS B*                                           66,504
    2,275       WALT DISNEY CO.                                                  35,672
                                                                             ----------
                                                                                419,539
                                                                             ----------
              OIL & GAS--12.0%
    1,300       BURLINGTON RESOURCES, INC.                                       50,011
    3,250       CHEVRONTEXACO CORP.                                             249,048
    1,800       CONOCO, INC.                                                     44,190
    1,500       DEVON ENERGY CORP.                                               70,500
   10,916       EXXON MOBIL CORP.                                               386,972
    1,200       PHILLIPS PETROLEUM CO.*                                          63,096
                                                                             ----------
                                                                                863,817
                                                                             ----------
              PAPER/FOREST PRODUCTS--0.3%
      425       WEYERHAEUSER CO.                                                 23,167
                                                                             ----------
              PHARMACEUTICALS--1.8%
    2,300       PFIZER, INC.                                                     76,084
    1,250       WYETH                                                            53,500
                                                                             ----------
                                                                                129,584
                                                                             ----------
              PIPELINES--1.0%
    2,600       EL PASO CORP.                                                    43,966
      600       KINDER MORGAN, INC.                                              24,714
                                                                             ----------
                                                                                 68,680
                                                                             ----------
              REAL ESTATE INVESTMENT TRUST--0.6%
    1,300       PUBLIC STORAGE, INC.                                             41,470
                                                                             ----------
              RESTAURANTS/FOOD SERVICES--1.1%
    2,025       MCDONALD'S CORP.                                                 48,114
    1,100       OUTBACK STEAKHOUSE, INC.*                                        32,296
                                                                             ----------
                                                                                 80,410
                                                                             ----------
              RETAILING--2.0%
      700       AUTOZONE, INC.*                                                  50,645
    4,100       CIRCUIT CITY STORES, INC.                                        57,154
    1,225       THE MAY DEPARTMENT STORES CO.                                    35,929
                                                                             ----------
                                                                                143,728
                                                                             ----------
              SEMI-CONDUCTORS--0.8%
    2,750       TEXAS INSTRUMENTS, INC.                                          54,175
                                                                             ----------
              TELECOMMUNICATIONS--10.3%
    2,100       ALLTEL CORP.                                                     88,326
   15,127       AT&T CORP.                                                      184,852
    4,625       BELLSOUTH CORP.                                                 107,855
    5,125       SBC COMMUNICATIONS, INC.                                        126,793
    5,700       SPRINT CORP. - PCS GROUP*                                        22,572
    6,800       VERIZON COMMUNICATIONS, INC.                                    210,799
                                                                             ----------
                                                                                741,197
                                                                             ----------
              UTILITIES--5.2%
    2,800       CONSOLIDATED EDISON, INC.                                    $  113,932
    1,125       DOMINION RESOURCES, INC.                                         70,549
    2,400       ENERGY EAST CORP.                                                50,208
    2,200       FIRSTENERGY CORP.                                                72,600
    1,325       TXU CORP.                                                        64,077
                                                                             ----------
                                                                                371,366
                                                                             ----------
              TOTAL COMMON STOCKS
              (COST $8,111,733)                                               6,997,870
                                                                             ----------
              SHORT-TERM INVESTMENT--2.6%
              MONEY MARKET FUND--2.6%
  188,468       JPMORGAN PRIME MONEY MARKET FUND(a)
              (COST $188,468)                                                   188,468
                                                                             ----------
              TOTAL INVESTMENTS--100.0%
              (COST $8,300,201)                                              $7,186,338
                                                                             ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPITAL GROWTH PORTFOLIO
                                  PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2002
                                                                       [GRAPHIC]

   SHARES              ISSUER                                                   VALUE
   ------              ------                                                   -----
              LONG-TERM INVESTMENTS--99.3%
              COMMON STOCKS--99.3%
              AIRLINES--1.1%
    3,850       SKYWEST, INC.                                                $   60,014
                                                                             ----------
              BANKING--3.8%
      930       INVESTORS FINANCIAL SERVICES CORP.                               27,956
      780       M&T BANK CORP.                                                   66,924
    1,740       SYNOVUS FINANCIAL CORP.                                          42,056
    1,370       TCF FINANCIAL CORP.                                              66,582
                                                                             ----------
                                                                                203,518
                                                                             ----------
              BIOTECHNOLOGY--3.1%
    1,290       GENZYME CORP. - GENERAL DIVISION*                                26,677
    1,760       ICOS CORP.*                                                      42,733
    1,860       IDEC PHARMACEUTICALS CORP.*                                      74,734
    1,180       MYRIAD GENETICS, INC.*                                           20,261
                                                                             ----------
                                                                                164,405
                                                                             ----------
              BROADCASTING/CABLE--1.8%
    5,490       CHARTER COMMUNICATIONS, INC., CLASS A*                           17,348
    4,800       MEDIACOM COMMUNICATIONS CORP.*                                   28,320
    2,050       UNIVISION COMMUNICATIONS, INC., CLASS A*                         47,765
                                                                             ----------
                                                                                 93,433
                                                                             ----------
              BUSINESS SERVICES--9.0%
    1,646       CHOICEPOINT, INC.*                                               70,729
    1,230       CINTAS CORP.                                                     54,132
    2,060       CSG SYSTEMS INTERNATIONAL, INC.*                                 24,493
    1,860       EQUIFAX, INC.                                                    43,301
    1,900       HEWITT ASSOCIATES, INC.*                                         53,542
    2,450       IRON MOUNTAIN, INC.*                                             68,110
    2,170       MOODY'S CORP.                                                   104,854
    2,570       SUNGARD DATA SYSTEMS, INC.*                                      63,351
                                                                             ----------
                                                                                482,512
                                                                             ----------
              COMPUTER NETWORKS--0.5%
    1,670       BROCADE COMMUNICATIONS SYSTEMS, INC.*                            24,165
                                                                             ----------
              COMPUTER SOFTWARE--8.9%
    1,990       ADOBE SYSTEMS, INC.                                              39,999
    1,670       ADVENT SOFTWARE, INC.*                                           28,691
    2,840       AFFILIATED COMPUTER SERVICES, INC., CLASS A*                    126,379
    4,200       BEA SYSTEMS, INC.*                                               25,662
      960       ELECTRONIC ARTS, INC.*                                           60,730
      980       INTUIT, INC.*                                                    43,737
    1,860       NATIONAL INSTRUMENTS CORP.*                                      52,731
    2,350       RATIONAL SOFTWARE CORP.*                                         15,980
    1,640       RETEK, INC.*                                                      8,020
    2,250       VERITAS SOFTWARE CORP.*                                          36,563
    6,700       WIND RIVER SYSTEMS*                                              34,237
                                                                             ----------
                                                                                472,729
                                                                             ----------
              COMPUTERS/COMPUTER HARDWARE--1.6%
    4,030       NETWORK APPLIANCE, INC.*                                         38,446
    1,360       TECH DATA CORP.*                                                 44,975
                                                                             ----------
                                                                                 83,421
                                                                             ----------
              CONSTRUCTION--1.4%
    1,420       LENNAR CORP.                                                  $  74,976
                                                                             ----------
              CONSUMER SERVICES--0.4%
      500       WEIGHT WATCHERS INTERNATIONAL, INC.*                             23,725
                                                                             ----------
              ELECTRONICS/ELECTRICAL EQUIPMENT--2.2%
    2,450       JABIL CIRCUIT, INC.*                                             45,840
    4,810       VISHAY INTERTECHNOLOGY, INC.*                                    68,879
                                                                             ----------
                                                                                114,719
                                                                             ----------
              ENTERTAINMENT/LEISURE--3.1%
    1,860       HARRAH'S ENTERTAINMENT, INC.*                                    88,424
    1,940       INTERNATIONAL SPEEDWAY CORP., CLASS A                            75,117
                                                                             ----------
                                                                                163,541
                                                                             ----------
              FINANCIAL SERVICES--2.8%
    1,760       A.G. EDWARDS, INC.                                               66,246
    2,740       STILWELL FINANCIAL, INC.                                         38,196
    1,470       T. ROWE PRICE GROUP, INC.                                        41,586
                                                                             ----------
                                                                                146,028
                                                                             ----------
              HEALTH CARE/HEALTH CARE SERVICES--22.0%
    1,670       ANTHEM, INC.*                                                   105,394
    3,040       BIOMET, INC.                                                     81,654
    4,210       CAREMARK RX, INC.*                                               68,202
       50       DENTSPLY INTERNATIONAL, INC.                                      1,984
    2,740       LABORATORY CORP. OF AMERICA HOLDINGS*                            86,173
    3,720       MANOR CARE, INC.*                                                87,197
    4,660       OMNICARE, INC.                                                  103,778
    2,660       OXFORD HEALTH PLANS, INC.*                                      107,863
    3,620       PRIORITY HEALTHCARE CORP., CLASS B*                              90,971
    3,340       ST. JUDE MEDICAL, INC.*                                         124,280
    1,570       STRYKER CORP.                                                    88,501
    3,130       TRIAD HOSPITALS, INC.*                                          114,276
      930       VARIAN MEDICAL SYSTEMS, INC.*                                    39,553
      980       WELLPOINT HEALTH NETWORKS, INC.*                                 72,883
                                                                             ----------
                                                                              1,172,709
                                                                             ----------
              INSURANCE--1.0%
    1,275       RADIAN GROUP, INC.                                               55,412
                                                                             ----------
              INTERNET SERVICES/SOFTWARE--2.5%
    1,620       EXPEDIA, INC., CLASS A*                                          81,713
    1,860       NETWORK ASSOCIATES, INC.*                                        24,180
      870       SYMANTEC CORP.*                                                  24,882
                                                                             ----------
                                                                                130,775
                                                                             ----------
              MULTI-MEDIA--1.5%
    3,220       COX RADIO, INC.*                                                 77,216
                                                                             ----------
              OIL & GAS--6.4%
    1,050       ENSCO INTERNATIONAL, INC.                                        28,004
    2,300       FMC TECHNOLOGIES, INC.*                                          42,228
    1,310       NABORS INDUSTRIES LTD*                                           43,256
    3,300       PIONEER NATURAL RESOURCES CO.*                                   82,137
    1,965       POGO PRODUCING CO.                                               64,550
    1,950       TALISMAN ENERGY, INC. (CANADA)                                   81,042
                                                                             ----------
                                                                                341,217
                                                                             ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

   SHARES               ISSUER                                                  VALUE
   ------               ------                                                  -----
              PHARMACEUTICALS--6.9%
    2,060       AMERISOURCEBERGEN CORP.                                      $  149,370
    1,860       GILEAD SCIENCES, INC.*                                           59,669
    1,470       MEDICIS PHARMACEUTICAL CORP.*                                    65,341
    1,370       MEDIMMUNE, INC.*                                                 35,168
    1,960       MILLENNIUM PHARMACEUTICALS, INC.*                                24,030
    1,760       VERTEX PHARMACEUTICALS, INC.*                                    35,024
                                                                             ----------
                                                                                368,602
                                                                             ----------
              RESTAURANTS/FOOD SERVICES--3.2%
    3,420       BRINKER INTERNATIONAL, INC.*                                     94,803
    2,830       CBRL GROUP, INC.                                                 72,674
                                                                             ----------
                                                                                167,477
                                                                             ----------
              RETAILING--9.1%
    1,820       AMAZON.COM, INC.*                                                27,191
    2,310       BED BATH & BEYOND, INC.*                                         74,059
    1,860       BJ'S WHOLESALE CLUB, INC.*                                       45,663
      970       CDW COMPUTER CENTERS, INC.*                                      41,632
    2,060       CIRCUIT CITY STORES, INC.                                        28,716
    1,560       FASTENAL CO.                                                     54,943
    4,020       OFFICE DEPOT, INC.*                                              51,938
    2,800       STAPLES, INC.*                                                   38,920
    4,500       THE TJX COMPANIES, INC.                                          89,011
      640       WHOLE FOODS MARKET, INC.*                                        28,582
                                                                             ----------
                                                                                480,655
                                                                             ----------
              SEMI-CONDUCTORS--4.8%
    4,410       ALTERA CORP.*                                                    47,231
    1,960       BROADCOM CORP., CLASS A*                                         32,320
    2,150       INTERSIL CORP., CLASS A*                                         36,378
    1,470       KLA-TENCOR CORP.*                                                48,319
    2,640       MICROCHIP TECHNOLOGY, INC.*                                      55,573
    1,470       NOVELLUS SYSTEMS, INC.*                                          35,956
                                                                             ----------
                                                                                255,777
                                                                             ----------
              SHIPPING/TRANSPORTATION--1.4%
    2,670       C.H. ROBINSON WORLDWIDE, INC.                                    73,665
                                                                             ----------
              TELECOMMUNICATIONS--0.8%
    2,100       ALLEGIANCE TELECOM, INC.*                                         1,575
    4,310       TEKELEC*                                                         42,320
                                                                             ----------
                                                                                 43,895
                                                                             ----------
              TOTAL COMMON STOCKS
              (COST $6,084,178)                                               5,274,586
                                                                             ----------
              SHORT-TERM INVESTMENT--0.7%
              MONEY MARKET FUND--0.7%
   34,637       JPMORGAN PRIME MONEY MARKET FUND(a)
              (COST $34,637)                                                     34,637
                                                                             ----------
             TOTAL INVESTMENTS--100.0%
              (COST $6,118,815)                                              $5,309,223
                                                                             ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                  INTERNATIONAL EQUITY PORTFOLIO
                                  PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2002
                                                                       [GRAPHIC]

   SHARES              ISSUER                                                   VALUE
   ------              ------                                                   -----
              LONG-TERM INVESTMENTS--100.0%
              COMMON STOCKS--100.0%
              AUSTRALIA--1.5%
    1,550       NATIONAL AUSTRALIA BANK LTD                                  $   29,547
    3,188       NEWS CORP., LTD                                                  16,539
    3,345       WOODSIDE PETROLEUM LTD                                           24,015
                                                                             ----------
                                                                                 70,101
                                                                             ----------
              BELGIUM--1.8%
    4,150       DEXIA                                                            54,876
    1,580       FORTIS*                                                          28,410
                                                                             ----------
                                                                                 83,286
                                                                             ----------
              BRAZIL--0.3%
    1,075       UNIBANCO-UNIAO DE BANCOS BRASILEIROS SA, GDR                     13,685
                                                                             ----------
              FINLAND--2.1%
    7,213       NOKIA OYJ                                                        96,369
                                                                             ----------
              FRANCE--12.0%
    1,291       AVENTIS SA                                                       76,048
    3,896       AXA                                                              53,390
    1,440       BNP PARIBAS                                                      67,182
      428       CAP GEMINI SA                                                    12,843
    1,920       COMPAGNIE DE SAINT-GOBAIN                                        57,444
      810       DASSAULT SYSTEMES SA                                             26,245
      330       IMERYS SA                                                        43,086
    1,480       TOTALFINAELF SA                                                 211,093
                                                                             ----------
                                                                                547,331
                                                                             ----------
              GERMANY--8.5%
    3,031       BAYER AG                                                         72,042
    2,259       BAYERISCHE MOTOREN WERKE AG                                      85,403
    1,487       DEUTSCHE BANK AG                                                 92,173
    2,706       DEUTSCHE POST AG                                                 29,491
    1,485       HEIDELBERGER ZEMENT AG                                           65,261
      993       SIEMENS AG                                                       46,814
                                                                             ----------
                                                                                391,184
                                                                             ----------
              HONG KONG--1.4%
    6,000       CHEUNG KONG HOLDINGS LTD                                         42,885
   15,500       MTR CORP.                                                        19,573
                                                                             ----------
                                                                                 62,458
                                                                             ----------
              ITALY--4.6%
   11,933       ENI-ENTE NAZIONALE IDROCARBURI SPA                              180,736
    6,000       TELECOM ITALIA SPA                                               32,136
                                                                             ----------
                                                                                212,872
                                                                             ----------
              JAPAN--20.2%
      550       ACOM CO., LTD                                                    32,420
    3,000       CANON, INC.                                                     102,711
    3,000       CHUGAI PHARMACEUTICAL CO., LTD                                   30,232
    2,000       FUJI PHOTO FILM CO., LTD                                         61,053
      400       HIROSE ELECTRIC CO., LTD                                     $   30,358
    1,600       HONDA MOTOR CO., LTD                                             67,732
      700       HOYA CORP.                                                       43,917
    3,000       KANEKA CORP.                                                     19,151
    2,000       KAO CORP.                                                        45,790
      900       MURATA MANUFACTURING CO., LTD                                    51,001
    9,000       NIKKO CORDIAL CORP.                                              37,568
      400       NINTENDO CO., LTD                                                48,370
       13       NIPPON TELEGRAPH & TELEPHONE CORP.                               51,086
        2       NIPPON UNIPAC HOLDING                                            10,221
        8       NTT DOCOMO, INC.                                                 17,000
      400       ROHM CO., LTD                                                    54,577
    1,500       SONY CORP.                                                       65,396
    6,000       SUMITOMO CORP.                                                   32,432
    1,000       TAKEDA CHEMICAL INDUSTRIES LTD                                   42,248
      520       TAKEFUJI CORP.                                                   35,475
    1,200       TERUMO CORP.                                                     17,345
    1,300       YAMANOUCHI PHARMACEUTICAL CO., LTD                               30,531
                                                                             ----------
                                                                                926,614
                                                                             ----------
              PORTUGAL--0.7%
    6,138       BRISA-AUTO ESTRADAS DE PORTUGAL SA                               32,695
                                                                             ----------
              SOUTH KOREA--3.0%
      800       KOOKMIN BANK                                                     37,564
    1,320       KT CORP.                                                         29,977
      970       POSCO, ADR                                                       22,165
      340       SAMSUNG ELECTRONICS, GDR,#                                       46,835
                                                                             ----------
                                                                                136,541
                                                                             ----------
              SPAIN--3.7%
    4,590       ALTADIS SA                                                      103,514
    1,607       BANCO POPULAR ESPANOL                                            63,828
                                                                             ----------
                                                                                167,342
                                                                             ----------
              SWEDEN--1.3%
   13,034       NORDEA AB                                                        61,269
                                                                             ----------
              SWITZERLAND--6.2%
      410       NESTLE SA                                                        87,975
    2,460       NOVARTIS AG                                                      99,832
    1,160       ROCHE HOLDING AG                                                 83,291
      130       ZURICH FINANCIAL SERVICES AG                                     12,864
                                                                             ----------
                                                                                283,962
                                                                             ----------
              THE NETHERLANDS--5.5%
    2,757       ABN-AMRO HOLDING NV                                              44,948
    4,030       ELSEVIER NV                                                      51,115
    3,562       ING GROEP NV                                                     77,780
    2,725       KONINKLIJKE PHILIPS ELECTRONICS NV                               54,531
    1,430       WOLTERS KLUWER NV                                                25,586
                                                                             ----------
                                                                                253,960
                                                                             ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                  ISSUER                                                  VALUE
------                  ------                                                  -----
              UNITED KINGDOM--27.1%
    2,060       ABBEY NATIONAL PLC                                             $ 23,780
    4,830       ALLIED DOMECQ PLC                                                30,568
    8,634       AVIVA PLC                                                        66,668
   18,081       BAE SYSTEMS PLC                                                  85,614
   11,862       BARCLAYS PLC                                                     85,168
   17,287       BG GROUP PLC                                                     72,090
        4       BP PLC                                                               31
    4,480       BRAMBLES INDUSTRIES PLC                                          16,274
    5,440       COMPASS GROUP PLC                                                27,653
    5,275       GKN PLC                                                          22,447
    7,096       GLAXOSMITHKLINE PLC                                             133,519
    2,770       RECKITT BENCKISER PLC                                            51,264
    2,000       RIO TINTO PLC                                                    35,095
    6,060       SCHRODERS PLC                                                    46,792
    5,088       SIX CONTINENTS PLC                                               47,790
   28,457       TESCO PLC                                                        93,131
    6,801       THE BRITISH LAND CO. PLC                                         50,251
    8,862       UNILEVER PLC                                                     80,769
   97,064       VODAFONE GROUP PLC                                              155,449
   12,130       WOLSELEY PLC                                                    110,554
                                                                             ----------
                                                                              1,234,907
                                                                             ----------
              UNITED STATES--0.1%
      258       GEN-PROBE, INC.                                                   4,128
                                                                             ----------
              TOTAL INVESTMENTS--100.0%
              (COST $5,269,676)                                              $4,578,704
                                                                             ==========


SUMMARY OF INVESTMENTS BY INDUSTRY, AUGUST 31, 2002

INDUSTRY                                                 % OF INVESTMENT SECURITIES
--------                                                 --------------------------
Banking                                                            12.5%
Pharmaceuticals                                                    10.8
Oil & Gas                                                          10.7
Telecommunications                                                  8.3
Food/Beverage Products                                              7.0
Electronics/Electrical Equipment                                    5.6
Insurance                                                           4.6
Consumer Products                                                   4.4
Financial Services                                                  3.9
Automotive                                                          3.8
Construction Materials                                              3.6
Retailing                                                           2.4
Office/Business Equipment                                           2.2
Real Estate                                                         2.0
Chemicals                                                           2.0
Aerospace                                                           1.9
Transportation                                                      1.8
Health Care/Health Care Services                                    1.3
Photographic Equipment                                              1.3
Other (Below 1.3%)                                                  9.9
                                                                  -----
Total                                                             100.0%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                      ASSET ALLOCATION PORTFOLIO
                                  PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2002
                                                                       [GRAPHIC]
PAGE

   SHARES                ISSUER                                                 VALUE
   ------                ------                                                 -----
              LONG-TERM INVESTMENTS--86.8%
              COMMON STOCKS--48.9%
              AEROSPACE--0.6%
      200       LOCKHEED MARTIN CORP.                                        $   12,664
      520       UNITED TECHNOLOGIES CORP.                                        30,883
                                                                             ----------
                                                                                 43,547
                                                                             ----------
              APPAREL--0.8%
      790       JONES APPAREL GROUP, INC.*                                       28,511
      600       NIKE, INC., CLASS B                                              25,908
                                                                             ----------
                                                                                 54,419
                                                                             ----------
              AUTOMOTIVE--0.5%
      420       JOHNSON CONTROLS, INC.                                           36,242
                                                                             ----------
              BANKING--2.0%
    1,170       BANK ONE CORP.                                                   47,912
      700       FIRSTMERIT CORP.                                                 17,451
    3,200       U.S. BANCORP                                                     68,768
                                                                             ----------
                                                                                134,131
                                                                             ----------
              BIOTECHNOLOGY--0.7%
    1,090       AMGEN, INC.*                                                     49,083
                                                                             ----------
              BROADCASTING/CABLE--0.4%
    1,000       COMCAST CORP., CLASS A*                                          23,830
                                                                             ----------
              BUSINESS SERVICES--0.7%
    1,990       ACCENTURE LTD, CLASS A (BERMUDA)*                                32,736
    1,200       CENDANT CORP.*                                                   17,172
                                                                             ----------
                                                                                 49,908
                                                                             ----------
              CHEMICALS--0.9%
      740       EASTMAN CHEMICAL CO.                                             33,204
      500       PRAXAIR, INC.                                                    28,015
                                                                             ----------
                                                                                 61,219
                                                                             ----------
              COMPUTER NETWORKS--1.2%
    5,930       CISCO SYSTEMS, INC.* +                                           81,953
                                                                             ----------
              COMPUTER SOFTWARE - 1.9%
    2,155       MICROSOFT CORP.*+                                               105,854
    2,200       ORACLE CORP.*                                                    21,098
                                                                             ----------
                                                                                126,952
                                                                             ----------
              COMPUTERS/COMPUTER HARDWARE--2.1%
    1,755       DELL COMPUTER CORP.*                                             46,718
      885       INTERNATIONAL BUSINESS MACHINES CORP.                            66,711
    1,060       NCR CORP.*                                                       29,786
                                                                             ----------
                                                                                143,215
                                                                             ----------
              CONSUMER PRODUCTS--2.6%
    1,015       PHILIP MORRIS COMPANIES, INC.                                    50,750
    1,020       PROCTER & GAMBLE CO.+                                            90,423
    1,200       THE GILLETTE CO.                                                 37,836
                                                                             ----------
                                                                                179,009
                                                                             ----------
              DIVERSIFIED--2.5%
    4,625       GENERAL ELECTRIC CO. +                                       $  139,444
    1,760       TYCO INTERNATIONAL LTD (BERMUDA)                                 27,614
                                                                             ----------
                                                                                167,058
                                                                             ----------
              ENVIRONMENTAL SERVICES--0.5%
    1,360       WASTE MANAGEMENT, INC.                                           34,585
                                                                             ----------
              FINANCIAL SERVICES--5.8%
      710       CAPITAL ONE FINANCIAL CORP.                                      25,326
      800       CIT GROUP, INC.*                                                 17,400
    3,520       CITIGROUP, INC.+                                                115,279
    1,030       COUNTRYWIDE CREDIT INDUSTRIES, INC.                              54,065
    4,020       E*TRADE GROUP, INC.*                                             17,447
    1,075       FANNIE MAE                                                       81,463
      630       GOLDMAN SACHS GROUP, INC.                                        48,699
      600       MORGAN STANLEY                                                   25,632
                                                                             ----------
                                                                                385,311
                                                                             ----------
              FOOD/BEVERAGE PRODUCTS--1.5%
    1,925       THE COCA-COLA CO.+                                               98,175
                                                                             ----------
              HEALTH CARE/HEALTH CARE SERVICES--1.4%
      420       BAXTER INTERNATIONAL, INC.                                       15,242
    1,070       BECTON, DICKINSON & CO.                                          32,666
      510       MEDTRONIC, INC.                                                  21,002
      527       TENET HEALTHCARE CORP.*                                          24,859
                                                                             ----------
                                                                                 93,769
                                                                             ----------
              HOTELS/OTHER LODGING--0.3%
      650       MARRIOTT INTERNATIONAL, INC., CLASS A                            21,275
                                                                             ----------
              INSURANCE--2.8%
      855       AMBAC FINANCIAL GROUP, INC.                                      49,171
      900       AMERICAN INTERNATIONAL GROUP, INC.                               56,520
      960       CIGNA CORP.                                                      81,715
       46       TRAVELERS PROPERTY CASUALTY CORP.*                                  757
      152       TRAVELERS PROPERTY CASUALTY CORP., CLASS A*                       2,391
                                                                             ----------
                                                                                190,554
                                                                             ----------
              MACHINERY & ENGINEERING EQUIPMENT--0.3%
      500       INGERSOLL-RAND CO., LTD, CLASS A                                 18,775
                                                                             ----------
              MANUFACTURING--0.6%
      370       DANAHER CORP.                                                    22,256
      500       HONEYWELL INTERNATIONAL, INC.                                    14,975
                                                                             ----------
                                                                                 37,231
                                                                             ----------
              METALS/MINING--0.4%
    1,020       ALCOA, INC.                                                      25,592
                                                                             ----------
              MULTI-MEDIA--1.5%
      320       GANNETT CO., INC.                                                24,307
      900       TRIBUNE CO.                                                      37,539
      970       VIACOM, INC., CLASS B*                                           39,479
                                                                             ----------
                                                                                101,325
                                                                             ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

    SHARES               ISSUER                                                  VALUE
    ------               ------                                                  -----
              OIL & GAS--3.0%
      900       BAKER HUGHES, INC.                                           $   24,750
      695       CHEVRONTEXACO CORP.                                              53,258
      598       DEVON ENERGY CORP.                                               28,106
    2,800       EXXON MOBIL CORP.+                                               99,260
                                                                             ----------
                                                                                205,374
                                                                             ----------
              PHARMACEUTICALS--4.5%
      900       ABBOTT LABORATORIES                                              36,027
    1,115       ELI LILLY & CO.                                                  64,725
    1,000       JOHNSON & JOHNSON                                                54,310
    2,621       PFIZER, INC.                                                     86,702
    1,430       PHARMACIA CORP.                                                  62,491
                                                                             ----------
                                                                                304,255
                                                                             ----------
              RESTAURANTS/FOOD SERVICES--0.8%
    1,750       YUM! BRANDS, INC.*                                               53,078
                                                                             ----------
              RETAILING--3.4%
    1,365       BED BATH & BEYOND, INC.*                                         43,762
    1,310       HOME DEPOT, INC.                                                 43,138
    1,505       TARGET CORP.                                                     51,471
    1,775       WAL-MART STORES, INC.+                                           94,926
                                                                             ----------
                                                                                233,297
                                                                             ----------
              SEMI-CONDUCTORS--1.6%
      700       ANALOG DEVICES, INC.*                                            16,870
    3,275       INTEL CORP. +                                                    54,594
      560       LINEAR TECHNOLOGY CORP.                                          14,683
    1,000       XILINX, INC.*                                                    19,320
                                                                             ----------
                                                                                105,467
                                                                             ----------
              TELECOMMUNICATIONS--1.4%
    1,400       SBC COMMUNICATIONS, INC.                                         34,636
    4,120       SPRINT CORP. - PCS GROUP*                                        16,315
    1,503       VERIZON COMMUNICATIONS, INC.                                     46,593
                                                                             ----------
                                                                                 97,544
                                                                             ----------
              TOYS & GAMES--0.5%
    1,710       MATTEL, INC.                                                     33,225
                                                                             ----------
              TRANSPORTATION--0.4%
      400       UNITED PARCEL SERVICE, INC., CLASS B                             25,564
                                                                             ----------
              UTILITIES--1.3%
      800       DTE ENERGY CO.                                                   34,328
    1,680       PG&E CORP.*                                                      19,068
    1,011       PINNACLE WEST CAPITAL CORP.                                      33,778
                                                                             ----------
                                                                                 87,174
                                                                             ----------
              TOTAL COMMON STOCKS
              (COST $3,610,842)                                               3,302,136
                                                                             ----------
              U.S. TREASURY SECURITIES--14.2%
                U.S. TREASURY NOTES & BONDS,
 $145,000        3.25%, 08/15/07+                                             $ 145,271
  530,000        4.38%, 05/15/07                                                558,132
   45,000        4.38%, 08/15/12+                                                45,856
  200,000        5.63%, 11/30/02@                                               201,874
   10,000        6.00%, 08/15/04@+                                               10,743
                                                                             ----------
              TOTAL U.S. TREASURY SECURITIES
              (COST $950,136)                                                   961,876
                                                                             ----------
              U.S. GOVERNMENT AGENCY SECURITIES--2.3%
   25,000       FEDERAL HOME LOAN MORTGAGE CORP.,
                 4.25%, 06/15/05+                                                26,001
                FEDERAL NATIONAL MORTGAGE ASSOCIATION,
   50,000        3.88%, 03/15/05+                                                51,593
   45,000        6.13%, 03/15/12+                                                49,843
   25,000        7.13%, 01/15/30+                                                30,264
                                                                             ----------
              TOTAL U.S. GOVERNMENT AGENCY SECURITIES
              (COST $150,046)                                                   157,701
                                                                             ----------
              FOREIGN GOVERNMENT SECURITY--0.1%
    5,000       PROVINCE OF QUEBEC (CANADA), 7.50%, 09/15/29+
                (COST $5,987)                                                     6,224
                                                                             ----------
              CORPORATE NOTES & BONDS--4.2%
              AEROSPACE--0.1%
    5,000       RAYTHEON CO., 6.55%, 03/15/10+                                    5,175
                                                                             ----------
              AUTOMOTIVE--0.6%
   25,000       FORD MOTOR CREDIT CO., 5.80%, 01/12/09+                          23,195
                GENERAL MOTORS ACCEPTANCE CORP.,
    5,000        7.25%, 03/02/11+                                                 5,151
   15,000        8.00%, 11/01/31+                                                15,549
                                                                             ----------
                                                                                 43,895
                                                                             ----------
              BANKING--0.6%
    5,000       BANK OF AMERICA CORP., 7.40%, 01/15/11+                           5,757
    5,000       BB&T CORP., 6.50%, 08/01/11+                                      5,463
   15,000       FIRST UNION NATIONAL BANK, 7.80%, 08/18/10+                      17,602
    5,000       U.S. BANK N.A., 6.38%, 08/01/11+                                  5,449
    5,000       WELLS FARGO & CO., 5.13%, 09/01/12                                4,980
                                                                             ----------
                                                                                 39,251
                                                                             ----------
              DIVERSIFIED--0.2%
   15,000       GENERAL ELECTRIC CAPITAL CORP., SER. A, MTN,
                 5.88%, 02/15/12+                                                15,699
                                                                             ----------
              FINANCIAL SERVICES--0.8%
    5,000       CIT GROUP, INC., 6.50%, 02/07/06+                                 5,021
    5,000       CITIGROUP, INC., 7.25%, 10/01/10+                                 5,568
    5,000       COUNTRYWIDE HOME LOANS, INC., SER. K, MTN,
                 5.63%, 05/15/07                                                  5,165
    5,000       GOLDMAN SACHS GROUP, INC., 5.70%, 09/01/12+                       4,991
    5,000       HOUSEHOLD FINANCE CORP., 6.75%, 05/15/11+                         5,002
    5,000       LEHMAN BROTHERS HOLDINGS, INC., 6.63%, 01/18/12+                  5,334


                       SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
 AMOUNT
  (USD)                   ISSUER                                                VALUE
  -----                   ------                                                -----
              FINANCIAL SERVICES (CONT'D)
   20,000       MORGAN STANLEY DEAN WITTER & CO.,
                 5.80%, 04/01/07+                                            $   21,088
    5,000       UBS PREFERRED FUNDING TRUST I, FRN,
                 8.62%, 10/29/49+                                                 5,908
                                                                             ----------
                                                                                 58,077
                                                                             ----------
              FOOD/BEVERAGE PRODUCTS--0.1%
    5,000       KRAFT FOODS, INC., 6.25%, 06/01/12+                               5,442
                                                                             ----------
              INSURANCE--0.2%
    5,000       AXA FINANCIAL, INC., 7.75%, 08/01/10+                             5,500
    5,000       METLIFE, INC., 6.13%, 12/01/11+                                   5,162
    5,000       NATIONWIDE FINANCIAL SERVICES, 5.90%, 07/01/12+                   5,095
                                                                             ----------
                                                                                 15,757
                                                                             ----------
              MULTI-MEDIA--0.1%
   10,000       AOL TIME WARNER, INC., 7.63%, 04/15/31+                           8,150
                                                                             ----------
              OIL & GAS--0.2%
    5,000       AMERADA HESS CORP., 7.30%, 08/15/31+                              5,488
    5,000       ANADARKO FINANCE CO., SER. B, 6.75%, 05/01/11+                    5,502
                                                                             ----------
                                                                                 10,990
                                                                             ----------
              RETAILING--0.2%
    5,000       LOWE'S COMPANIES, INC., 6.88%, 02/15/28+                          5,474
    5,000       SAFEWAY, INC., 6.50%, 03/01/11+                                   5,403
                                                                             ----------
                                                                                 10,877
                                                                             ----------
              SHIPPING/TRANSPORTATION--0.2%
    5,000       BURLINGTON NORTHERN SANTA FE CORP.,
                 6.75%, 07/15/11+                                                 5,523
    5,000       UNION PACIFIC CORP., 6.65%, 01/15/11+                             5,497
                                                                             ----------
                                                                                 11,020
                                                                             ----------
              TELECOMMUNICATIONS--0.6%
    5,000       SBC COMMUNICATIONS, INC., 5.88%, 08/15/12+                        5,052
   10,000       SPRINT CAPITAL CORP., 8.75%, 03/15/32+                            7,800
    5,000       TCI COMMUNICATIONS, INC., 7.88%, 02/15/26+                        4,650
    5,000       VERIZON GLOBAL FUNDING CORP., 7.38%, 09/01/12+                    4,957
   10,000       VERIZON NEW YORK, INC., SER. A, 6.88%, 04/01/12+                 10,166
    5,000       VODAFONE GROUP PLC (UNITED KINGDOM),
                 7.88%, 02/15/30+                                                 5,477
                                                                             ----------
                                                                                 38,102
                                                                             ----------
              UTILITIES--0.3%
    5,000       CONSOLIDATED EDISON CO. OF NEW YORK,
                 SER. 2002-A, 5.63%, 07/01/12+                                    5,094
    5,000       NATIONAL RURAL UTILITIES COOPERATIVE
                 FINANCE CORP., SER. C, MTN, 7.25%, 03/01/12+                     5,414
    5,000       ONCOR ELECTRIC DELIVERY CO., #, 6.38%, 05/01/12+                  5,290
    5,000       PSEG POWER LLC, 7.75%, 04/15/11+                                  4,925
                                                                             ----------
                                                                                 20,723
                                                                             ----------
              TOTAL CORPORATE NOTES & BONDS
              (COST $273,904)                                                   283,158
                                                                             ----------
              RESIDENTIAL MORTGAGE BACKED SECURITIES--11.9%
              MORTGAGE BACKED PASS-THROUGH SECURITIES--11.9%
  100,000       FEDERAL HOME LOAN MORTGAGE CORP., GOLD POOL,
                 TBA, 6.00%, 09/15/17                                        $  103,375
                FEDERAL NATIONAL MORTGAGE ASSOCIATION,
   50,000        TBA, 6.00%, 09/25/32                                            50,985
  450,000        TBA, 6.50%, 09/25/32                                           464,624
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION,
   34,056        POOL 483490, 6.50%, 10/15/28+                                   35,439
  146,864        POOL 550867, 7.00%, 09/15/31+                                  153,609
                                                                             ----------
              TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES
              (COST $802,956)                                                   808,032
                                                                             ----------
              COMMERCIAL MORTGAGE BACKED SECURITIES--2.0%
   20,000       CREDIT SUISSE FIRST BOSTON MORTGAGE
                 SECURITIES CORP., SER. 2001-CF2, CLASS A4,
                 6.51%, 02/15/34+                                               22,025
                LB-UBS COMMERCIAL MORTGAGE TRUST,
   20,000        SER. 2001-C2, CLASS A2, 6.65%, 11/15/27+                        22,244
   10,000        SER. 2001-C3, CLASS A2, 6.37%, 12/15/28+                        10,950
   60,000        SER. 2002-C1, CLASS A4, 6.46%, 03/15/31+                        66,056
   15,000       MORGAN STANLEY DEAN WITTER CAPITAL I,
                 SER. 2002-TOP7, CLASS A2, 5.98%, 01/15/39+                      16,078
                                                                             ----------
              TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
              (COST $126,455)                                                   137,353
                                                                             ----------
              ASSET BACKED SECURITIES--3.2%
   25,000       AMERICREDIT AUTOMOBILE RECEIVABLES TRUST,
                 SER. 2001-B, CLASS A4, 5.37%, 06/12/08+                         26,227
   70,000       CAPITAL ONE MASTER TRUST, SER. 2001-3A,
                 CLASS A, 5.45%, 03/16/09+                                       74,222
                FORD CREDIT AUTO OWNER TRUST,
   30,000        SER. 2001-C, CLASS A4, 4.83%, 02/15/05+                         30,590
   15,000        SER. 2001-C, CLASS A5, 5.25%, 09/15/05+                         15,684
   20,000       HONDA AUTO RECEIVABLES OWNER TRUST,
                 SER. 2001-1, CLASS A4, 5.56%, 06/19/06+                         20,812
   45,000       MBNA CREDIT CARD MASTER NOTE TRUST,
                 SER. 2001-A1, CLASS A1, 5.75%, 10/15/08+                        48,600
                                                                             ----------
              TOTAL ASSET BACKED SECURITIES
              (COST $205,121)                                                   216,135
                                                                             ----------
              TOTAL LONG-TERM INVESTMENTS
              (COST $6,125,447)                                               5,872,615
                                                                             ----------
              SHORT-TERM INVESTMENT--13.2%
   SHARES     MONEY MARKET FUND--13.2%
  892,965       JPMORGAN PRIME MONEY MARKET FUND(a)
              (COST $892,965)                                                   892,965
                                                                             ----------
              TOTAL INVESTMENTS--100.0%
              (COST $7,018,412)                                              $6,765,580
                                                                             ==========

FUTURES CONTRACTS

                                                             NOTIONAL      UNREALIZED
  NUMBER                                                     VALUE AT     APPRECIATION/
    OF                                      EXPIRATION       8/31/02     (DEPRECIATION)
 CONTRACTS        DESCRIPTION                  DATE           (USD)           (USD)
---------------------------------------------------------------------------------------
            LONG FUTURES OUTSTANDING
     1      S&P 500 Index                 September, 2002    $229,025       ($23,968)
     2      Treasury Bonds                December, 2002      219,375          2,528
     3      2 Year Treasury Notes         December, 2002      638,109          1,702
            SHORT FUTURES OUTSTANDING
    (6)     5 Year Treasury Notes         December, 2002     (667,031)        (3,822)


                       SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2002
[GRAPHIC]

PRINCIPAL
AMOUNT
(USD)                    ISSUER                                                   VALUE
-----                    ------                                                   -----
              LONG-TERM INVESTMENTS--89.2%
              U.S. TREASURY SECURITIES--49.5%
                U.S. TREASURY NOTES & BONDS,
 $390,000        3.00%, 02/29/04                                             $  396,213
  310,000        3.38%, 04/30/04                                                317,009
  145,000        3.50%, 11/15/06                                                147,865
  270,000        4.38%, 05/15/07                                                284,332
  155,000        4.38%, 08/15/12                                                157,948
  330,000        4.88%, 02/15/12                                                349,463
   40,000        5.38%, 02/15/31                                                 42,661
    5,000        6.13%, 08/15/29                                                  5,747
  250,000        6.25%, 08/15/23                                                286,395
  220,000        6.75%, 08/15/26                                                269,113
  550,000        8.50%, 02/15/20                                                775,714
                                                                             ----------
              TOTAL U.S. TREASURY SECURITIES
              (COST $2,851,084)                                               3,032,460
                                                                             ----------
              U.S. GOVERNMENT AGENCY SECURITIES--39.7%
  750,001       FEDERAL FARM CREDIT BANK, 3.88%, 12/15/04                       772,651
  550,000       FEDERAL HOME LOAN BANK, 3.75%, 08/15/07                         552,079
  650,000       FEDERAL HOME LOAN MORTGAGE CORP., 5.75%,
                 01/15/12                                                       703,924
  395,000       FEDERAL NATIONAL MORTGAGE ASSOCIATION, 3.50%,
                 09/15/04                                                       404,373
                                                                             ----------
              TOTAL U.S. GOVERNMENT AGENCY SECURITIES
              (COST $2,345,798)                                               2,433,027
                                                                             ----------
              TOTAL LONG-TERM INVESTMENTS
              (COST $5,196,882)                                               5,465,487
                                                                             ----------
              SHORT-TERM INVESTMENT--10.8%
 SHARES
--------      MONEY MARKET FUND--10.8%
  662,861       JP MORGAN U.S. GOVERNMENT MONEY
                 MARKET FUND(a)+
              (COST $662,861)                                                   662,861
                                                                             ----------
              TOTAL INVESTMENTS--100.0%
              (COST $5,859,743)                                              $6,128,348
                                                                             ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                          MONEY MARKET PORTFOLIO
                                  PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2002
                                                                       [GRAPHIC]

PRINCIPAL
 AMOUNT                 ISSUER                                                  VALUE
 ------                 ------                                                  -----
              MONEY MARKET INSTRUMENTS--100.0%
              U.S. TREASURY SECURITY--42.2%

$ 1,530,000     U.S. TREASURY BILL, 1.65%, 09/12/02
                (COST $1,529,231)                                            $1,529,231
              U.S. GOVERNMENT AGENCY SECURITIES--57.8%
    525,000     FEDERAL FARM CREDIT BANK, DN, 1.69%, 10/04/02                   524,187
    200,000     FEDERAL HOME LOAN BANK, DN, 1.67%, 10/03/02                     199,703
    525,000     FEDERAL HOME LOAN MORTGAGE CORP., DN, 1.65%,
                 10/01/02                                                       524,278
    525,000     FEDERAL NATIONAL MORTGAGE ASSOCIATION, DN, 1.78%,
                 10/02/02                                                       524,195
    324,000     STUDENT LOAN MARKETING ASSOCIATION, DN, 1.79%,
                 09/03/02                                                       323,968
                                                                             ----------
              TOTAL U.S. GOVERNMENT AGENCY SECURITIES
              (COST $2,096,331)                                               2,096,331
                                                                             ----------
              TOTAL INVESTMENTS--100.0%
              (COST $3,625,562)**                                            $3,625,562
                                                                             ==========

INDEX:

   * = Non-income producing security.

  ** = The cost of securities is substantially the same for federal income tax purposes.

   # = All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.

   + = All or a portion of this security is segregated for TBA, when issued or delayed delivery securities.

   @ = Security is fully or partially segregated with the custodian as collateral for futures or with brokers as initial margins for futures contracts.

 (a) = Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.

 ADR = American Depositary Receipt.

  DN = Discount Note. The rate shown is the effective yield at the date of purchase.

 FRN = Floating Rate Note. The maturity date is the actual maturity date; the rate shown is the rate in effect as August 31, 2002.

 GDR = Global Depositary Receipt.

 MTN = Medium Term Note.

SER. = Series.

 TBA = To Be Announced.

 USD = United States Dollar.


                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2002
[GRAPHIC]

                                                                       GROWTH AND       CAPITAL     INTERNATIONAL
                                                                         INCOME         GROWTH          EQUITY
                                                                        PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                        ---------      ---------      ---------
ASSETS:
   Investment securities, at value                                     $ 7,186,338    $ 5,309,223    $ 4,578,704
   Cash                                                                         --            394             --
   Foreign currency, at value                                                   --             --          3,965
   Receivables:
      Investment securities sold                                            30,694          1,191         19,143
      Interest and dividends                                                15,699            583          7,030
      Foreign tax reclaim                                                       --             --          5,731
      Expense reimbursement from Administrator                               4,356          6,635          5,274
                                                                       -----------    -----------    -----------
        TOTAL ASSETS                                                     7,237,087      5,318,026      4,619,847
                                                                       -----------    -----------    -----------
LIABILITIES:
   Payables:
      Due to custodian                                                          --             --         24,014
      Dividends                                                                 --             --             --
      Investment securities purchased                                       18,101             --             --
      Fund shares redeemed                                                   2,168          1,882          1,184
      Variation margin                                                          --             --             --
   Accrued liabilities:
      Custodian fees                                                        17,541         15,996         17,545
      Trustee fees-- deferred compensation plan                              3,934          1,916          2,408
      Other                                                                 18,524         23,943         17,655
                                                                       -----------    -----------    -----------
        TOTAL LIABILITIES                                                   60,268         43,737         62,806
                                                                       -----------    -----------    -----------
NET ASSETS:
   Paid in capital                                                       9,572,167      5,150,080      6,112,493
   Accumulated undistributed (overdistributed) net investment income        67,823         (1,918)        65,338
   Accumulated net realized gain (loss) on investments, futures
      and foreign exchange transactions                                 (1,349,308)       935,719       (928,828)
   Net unrealized appreciation (depreciation) of investments,
      futures and foreign currency translations                         (1,113,863)      (809,592)      (691,962)
                                                                       -----------    -----------    -----------
        NET ASSETS APPLICABLE TO INVESTOR' BENEFICIAL
        INTERESTS                                                      $ 7,176,819    $ 5,274,289    $ 4,557,041
                                                                       ===========    ===========    ===========
        Shares of beneficial interest outstanding ($0.001 par value;
        unlimited number of shares authorized)                             759,247        494,570        618,241
        Net asset value, maximum offering price per share and
        redemption price per share                                     $      9.45    $     10.66    $      7.37
                                                                       ===========    ===========    ===========
        Cost of investments                                            $ 8,300,201    $ 6,118,815    $ 5,269,676
                                                                       ===========    ===========    ===========
        Cost of foreign currency                                       $        --    $        --    $     3,948
                                                                       ===========    ===========    ===========
                                                                          ASSET   U.S. GOVERNMENT     MONEY
                                                                        ALLOCATION     INCOME         MARKET
                                                                        PORTFOLIO     PORTFOLIO      PORTFOLIO
ASSETS:
   Investment securities, at value                                     $ 6,765,580    $6,128,348   $ 3,625,562
   Cash                                                                        177            --           838
   Foreign currency, at value                                                   --            --            --
   Receivables:
      Investment securities sold                                            10,667            --            --
      Interest and dividends                                                24,882        38,910            --
      Foreign tax reclaim                                                       --            --            --
      Expense reimbursement from Administrator                              27,228         6,448            65
                                                                       -----------    ----------   -----------
        TOTAL ASSETS                                                     6,828,534     6,173,706     3,626,465
                                                                       -----------    ----------   -----------
LIABILITIES:
   Payables:
      Due to custodian                                                          --            --            --
      Dividends                                                                 --            --         1,835
      Investment securities purchased                                      631,737            --            --
      Fund shares redeemed                                                     444         1,648            --
      Variation margin                                                         866            --            --
   Accrued liabilities:
      Custodian fees                                                        26,133        14,491        18,052
      Trustee fees-- deferred compensation plan                              2,666         1,372         1,531
      Other                                                                 25,676        28,331        23,392
                                                                       -----------    ----------   -----------
        TOTAL LIABILITIES                                                  687,522        45,842        44,810
                                                                       -----------    ----------   -----------
NET ASSETS:
   Paid in capital                                                       7,740,085     5,590,231     3,581,612
   Accumulated undistributed (overdistributed) net investment income        83,096       173,841           (23)
   Accumulated net realized gain (loss) on investments, futures
      and foreign exchange transactions                                 (1,405,777)       95,187            66
   Net unrealized appreciation (depreciation) of investments,
      futures and foreign currency translations                           (276,392)      268,605            --
                                                                       -----------    ----------   -----------
        NET ASSETS APPLICABLE TO INVESTOR' BENEFICIAL
        INTERESTS                                                      $ 6,141,012    $6,127,864   $ 3,581,655
                                                                       ===========    ===========  ===========

        Shares of beneficial interest outstanding ($0.001 par value;
        unlimited number of shares authorized)                             742,267       610,391     3,581,560

        Net asset value, maximum offering price per share and
        redemption price per share                                     $      8.27    $    10.04   $      1.00
                                                                       ===========    ===========  ===========
        Cost of investments                                            $ 7,018,412    $5,859,743   $ 3,625,562
                                                                       ===========    ===========  ===========
        Cost of foreign currency                                       $        --    $        --  $        --
                                                                       ===========    ===========  ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                        STATEMENTS OF OPERATIONS
                                              FOR THE YEAR ENDED AUGUST 31, 2002
                                                                       [GRAPHIC]

                                                             GROWTH AND      CAPITAL    INTERNATIONAL
                                                               INCOME        GROWTH         EQUITY
                                                             PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                             ---------      ---------     ---------
INVESTMENT INCOME:
   Interest                                                $     2,122    $     3,182    $     307
   Dividend                                                    180,659         36,049      120,312
   Dividend income from affiliated investments*                  4,546          4,294           --
   Foreign tax withheld                                           (658)          (168)     (15,404)
                                                           -----------    -----------    ---------
      TOTAL INVESTMENT INCOME                                  186,669         43,357      105,215
                                                           -----------    -----------    ---------
EXPENSES:
   Investment advisory fees                                     57,030         46,139       40,990
   Administration fees                                          14,258         11,535        7,686
   Accounting fees                                                  --             --       50,979
   Custodian fees                                               63,485         65,389       43,740
   Printing and postage                                          7,704         13,322        9,871
   Professional fees                                            23,599         22,732       28,106
   Transfer agent fees                                          16,158         14,961       12,970
   Trustees' fees                                                   95             77           51
   Other                                                         3,085          1,854        4,392
                                                           -----------    -----------    ---------
      TOTAL EXPENSES                                           185,414        176,009      198,785
                                                           -----------    -----------    ---------
   Less amounts waived                                          71,288         57,674       48,676
   Less expense reimbursements                                  28,309         48,860       93,748
   Less earnings credits                                            13             11           --
                                                           -----------    -----------    ---------
      NET EXPENSES                                              85,804         69,464       56,361
                                                           -----------    -----------    ---------
      NET INVESTMENT INCOME (LOSS)                             100,865        (26,107)      48,854
                                                           -----------    -----------    ---------
NET REALIZED GAIN (LOSS) ON TRANSACTIONS FROM:
   Investments                                                (881,803)       420,201     (735,754)
   Futures                                                          --             --           --
   Foreign currency                                                 --             --       22,795
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) OF:
   Investments                                                (719,509)    (2,071,240)     279,024
   Futures                                                          --             --           --
   Foreign currency translations                                    --             --         (795)
                                                           -----------    -----------    ---------
Net realized and unrealized gain (loss)                     (1,601,312)    (1,651,039)    (434,730)
                                                           -----------    -----------    ---------
Net increase (decrease) in net assets from operations      $(1,500,447)   $(1,677,146)   $(385,876)
                                                           ===========    ===========    =========
*  Includes Reimbursements of Investment Advisory and
   Administration fees:                                    $       448    $       283    $      --
                                                             ASSET     U.S. GOVERNMENT     MONEY
                                                           ALLOCATION        INCOME       MARKET
                                                           PORTFOLIO       PORTFOLIO     PORTFOLIO
                                                           ---------       ---------     ---------
INVESTMENT INCOME:
   Interest                                                $ 107,929       $250,124      $82,545
   Dividend                                                   46,931             --           --
   Dividend income from affiliated investments*               15,343         17,163           --
   Foreign tax withheld                                         (109)            --           --
                                                           ---------       --------      -------
      TOTAL INVESTMENT INCOME                                170,094        267,287       82,545
                                                           ---------       --------      -------
EXPENSES:
   Investment advisory fees                                   38,301         30,306        9,532
   Administration fees                                        10,446          9,092        4,430
   Accounting fees                                                --             --           --
   Custodian fees                                            126,451         53,930       33,089
   Printing and postage                                       11,341          9,512        6,833
   Professional fees                                          23,129         24,533       23,062
   Transfer agent fees                                        16,698         17,285       16,345
   Trustees' fees                                                 70             61           38
   Other                                                       3,857          4,770        4,034
                                                           ---------       --------      -------
      TOTAL EXPENSES                                         230,293        149,489       97,363
                                                           ---------       --------      -------
   Less amounts waived                                        48,747         39,398       13,962
   Less expense reimbursements                               122,205         61,080       62,430
   Less earnings credits                                          89            435           --
                                                           ---------       --------      -------
      NET EXPENSES                                            59,252         48,576       20,971
                                                           ---------       --------      -------
      NET INVESTMENT INCOME (LOSS)                           110,842        218,711       61,574
                                                           ---------       --------      -------
NET REALIZED GAIN (LOSS) ON TRANSACTIONS FROM:
   Investments                                              (664,197)       206,984          638
   Futures                                                   (61,475)            --           --
   Foreign currency                                               --             --           --
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) OF:
   Investments                                                24,082        101,074           --
   Futures                                                   (23,516)            --           --
   Foreign currency translations                                  --             --           --
                                                           ---------       --------      -------
Net realized and unrealized gain (loss)                     (725,106)       308,058          638
                                                           ---------       --------      -------
Net increase (decrease) in net assets from operations      $(614,264)      $526,769      $62,212
                                                           =========       ========      =======
*  Includes Reimbursements of Investment Advisory and
   Administration fees:                                    $   1,274       $  1,130      $    --

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31,   PAGE
[GRAPHIC]

                                                 GROWTH AND INCOME            CAPITAL GROWTH                INTERNATIONAL EQUITY
                                                     PORTFOLIO                   PORTFOLIO                      PORTFOLIO
                                           ----------------------------  ----------------------------   --------------------------
                                               2002            2001          2002          2001            2002            2001
                                           ------------    ------------  ------------    ------------   -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)            $    100,865    $    136,460  $    (26,107)   $       (789)  $    48,854    $    46,678
   Net realized gain loss on
   investments, futures and foreign
   exchange transactions                       (881,803)        259,442       420,201         357,990      (712,959)      (150,861)
   Change in net unrealized appreciation
   (depreciation) on investments, futures
   and foreign currency translations           (719,509)     (3,007,929)   (2,071,240)     (1,736,688)      278,229     (1,799,641)
                                           ------------    ------------  ------------    ------------   -----------    -----------
     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                  (1,500,447)     (2,612,027)   (1,677,146)     (1,379,487)     (385,876)    (1,903,824)
                                           ------------    ------------  ------------    ------------   -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
   Net investment income                       (158,117)       (132,673)       (1,217)             --            --             --
   Net realized gain on investment
   transactions                                      --              --            --        (759,878)           --     (1,424,148)
                                           ------------    ------------  ------------    ------------   -----------    -----------
     TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                              (158,117)       (132,673)       (1,217)       (759,878)           --     (1,424,148)
                                           ------------    ------------  ------------    ------------   -----------    -----------
INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS:
   Proceeds from shares issued                  117,157         296,228       142,281         326,661        74,842         75,067
   Dividends reinvested                         158,117         132,673         1,217         759,878            --      1,424,148
   Cost of shares redeemed                   (3,072,327)     (2,274,370)   (3,617,731)     (1,697,269)     (575,277)      (688,191)
                                           ------------    ------------  ------------    ------------   -----------    -----------
     INCREASE (DECREASE) FROM
     CAPITAL SHARE TRANSACTIONS              (2,797,053)     (1,845,469)   (3,474,233)       (610,730)     (500,435)       811,024
                                           ------------    ------------  ------------    ------------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET
ASSETS                                       (4,455,617)     (4,590,169)   (5,152,596)     (2,750,095)     (886,311)    (2,516,948)
NET ASSETS:
   Beginning of period                       11,632,436      16,222,605    10,426,885      13,176,980     5,443,352      7,960,300
                                           ------------    ------------  ------------    ------------   -----------    -----------
   End of period                           $  7,176,819    $ 11,632,436  $  5,274,289    $ 10,426,885   $ 4,557,041    $ 5,443,352
                                           ============    ============  ============    ============   ===========    ===========
Accumulated undistributed
   (overdistributed) net investment income       67,823         125,075        (1,918)         (1,916)       65,338         (6,311)
                                           ------------    ------------  ------------    ------------   -----------    -----------
Share Transactions:
   Issued                                        11,091          23,364        10,834          22,212         9,480          7,346
   Reinvested                                    14,335          10,135            87          54,904          --          150,383
   Redeemed                                    (286,609)       (179,642)     (282,163)       (119,258)      (74,907)       (72,394)
                                           ------------    ------------  ------------    ------------   -----------    -----------
Change in Shares                               (261,183)       (146,143)     (271,242)        (42,142)      (65,427)        85,335
                                           ============    ============  ============    ============   ===========    ===========
                                                 ASSET ALLOCATION           U.S. GOVERNMENT INCOME             MONEY MARKET
                                                    PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                            --------------------------    --------------------------    --------------------------
                                               2002           2001            2002          2001           2002           2001
                                            -----------    -----------    -----------    -----------    ---------      -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)             $   110,842    $   189,124    $   218,711    $   311,506    $    61,574    $   194,400
   Net realized gain loss on
   investments, futures and foreign
   exchange transactions                       (725,672)      (391,952)       206,984         88,032            638             29
   Change in net unrealized appreciation
   (depreciation) on investments, futures
   and foreign currency translations                566     (1,152,046)       101,074        199,698             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                    (614,264)    (1,354,874)       526,769        599,236         62,212        194,429
                                            -----------    -----------    -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
   Net investment income                       (205,827)      (211,314)      (355,820)      (281,296)       (61,574)      (194,365)
   Net realized gain on investment
   transactions                                      --             --        (84,486)            --           (138)            --
                                            -----------    -----------    -----------    -----------    -----------    -----------
     TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                              (205,827)      (211,314)      (440,306)      (281,296)       (61,712)      (194,365)
                                            -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS:
   Proceeds from shares issued                   64,303        122,538        472,485        268,092        548,026        441,442
   Dividends reinvested                         205,827        211,314        440,306        281,296         59,898        194,365
   Cost of shares redeemed                     (599,602)      (589,198)      (580,179)      (901,383)      (644,693)
                                            -----------    -----------    -----------    -----------    -----------    -----------
     INCREASE (DECREASE) FROM
     CAPITAL SHARE TRANSACTIONS                (329,472)      (255,346)      (130,276)       (30,791)      (293,459)        (8,886)
                                            -----------    -----------    -----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET
ASSETS                                       (1,149,563)    (1,821,534)       (43,813)       287,149       (292,959)        (8,822)
NET ASSETS:
   Beginning of period                        7,290,575      9,112,109      6,171,677      5,884,528      3,874,614      3,883,436
                                            -----------    -----------    -----------    -----------    -----------    -----------
   End of period                            $ 6,141,012    $ 7,290,575    $ 6,127,864    $ 6,171,677    $ 3,581,655    $ 3,874,614
                                            ===========    ===========    ===========    ===========    ===========    ===========
Accumulated undistributed
   (overdistributed) net investment income       83,096        178,074        173,841        304,552            (23)           (23)
                                            -----------    -----------    -----------    -----------    -----------    -----------
Share Transactions:
   Issued                                         7,303         12,546         50,246         27,643        548,026        441,473
   Reinvested                                    22,037         21,005         47,962         29,736         59,898        194,313
   Redeemed                                     (67,990)       (58,251)      (107,913)       (60,611)      (901,383)      (644,693)
                                            -----------    -----------    -----------    -----------    -----------    -----------
Change in Shares                                (38,650)       (24,700)        (9,705)        (3,232)      (293,459)        (8,907)
                                            ===========    ===========    ===========    ===========    ===========    ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                            FINANCIAL HIGHLIGHTS
                                                                       [GRAPHIC]

                                                                         GROWTH AND INCOME PORTFOLIO
                                                        ----------------------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
                                                          2002          2001        2000         1999        1998
                                                          ----          ----        ----         ----        ----
PER SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Period                 $ 11.40        $ 13.91     $ 12.63     $ 12.36     $ 15.16
                                                        -------        -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                   0.15           0.14        0.11        0.06        0.09
   Net gains or losses on investments
   (both realized and unrealized)                         (1.92)         (2.53)       1.21        2.58       (0.71)
                                                        -------        -------     -------     -------     -------
     TOTAL FROM INVESTMENT OPERATIONS                     (1.77)         (2.39)       1.32        2.64       (0.62)
                                                        -------        -------     -------     -------     -------
LESS DISTRIBUTIONS FROM:
   Net investment income                                   0.18           0.12        0.04        0.09        0.13
   Net realized gains                                        --             --          --        2.28        2.05
                                                        -------        -------     -------     -------     -------
     TOTAL DISTRIBUTIONS                                   0.18           0.12        0.04        2.37        2.18
                                                        -------        -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                          $  9.45        $ 11.40     $ 13.91     $ 12.63     $ 12.36
                                                        =======        =======     =======     =======     =======
TOTAL RETURN                                             (15.77%)       (17.29)      10.44%      21.23%      (5.45%)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets at end of period (000 omitted)            $ 7,177        $11,632     $16,223     $19,153     $17,370
   Ratios to Average Net Assets:
     Expenses                                              0.90%          0.90%       0.90%       0.90%       0.90%
     Net investment income (loss)                          1.06%          0.99%       0.73%       0.54%       0.78%
     Expenses without waivers,
     reimbursements and earning credits                    1.95%          1.51%       1.37%       1.33%       1.70%
     Net investment income (loss) without
     waivers, reimbursements and earning credits           0.01%          0.38%       0.26%       0.11%      (0.02%)
Portfolio turnover                                           57%            14%         65%        114%        170%
                                                                         INTERNATIONAL EQUITY PORTFOLIO
                                                        ----------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                          2002           2001        2000        1999       1998
                                                          ----           ----        ----        ----       ----
PER SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Period                 $  7.96        $ 13.30     $ 11.36     $  9.63     $ 10.45
                                                        -------        -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                   0.08           0.08       (0.03)         --        0.02(a)
   Net gains or losses on investments
   (both realized and unrealized)                         (0.67)         (2.98)       2.38        2.32       (0.28)
                                                        -------        -------     -------     -------     -------
     TOTAL FROM INVESTMENT OPERATIONS                     (0.59)         (2.90)       2.35        2.32       (0.26)
                                                        -------        -------     -------     -------     -------
LESS DISTRIBUTIONS FROM:
   Net investment income                                     --             --          --        0.10        0.18
   Net realized gains                                        --           2.44        0.41        0.49        0.38
                                                        -------        -------     -------     -------     -------
     TOTAL DISTRIBUTIONS                                     --           2.44        0.41        0.59        0.56
                                                        -------        -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                          $  7.37        $  7.96     $ 13.30     $ 11.36     $  9.63
                                                        =======        =======     =======     =======     =======
TOTAL RETURN                                              (7.41%)       (24.76%)     20.58%      25.03%      (2.46%)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets at end of period (000 omitted)            $ 4,557        $ 5,443     $ 7,960     $ 7,337     $ 6,318
   Ratios to Average Net Assets
     Expenses                                              1.10%          1.10%       1.10%       1.10%       1.10%
     Net investment income (loss)                          0.95%          0.71%      (0.15%)      0.04%       0.19%
     Expenses without waivers,
     reimbursements and earning credits                    3.88%          3.38%       2.62%       3.24%       3.05%
     Net investment income (loss) without
     waivers, reimbursements and earning credits          (1.83%)        (1.57%)     (1.67%)     (2.10%)     (1.76%)
Portfolio turnover                                           74%            98%        102%        170%        157%
                                                                             CAPITAL GROWTH PORTFOLIO
                                                          ----------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                            2002          2001         2000        1999      1998
                                                            ----          ----         ----        ----      ----
PER SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Period                   $ 13.62        $ 16.31     $ 13.75     $ 11.72     $ 15.52
                                                          -------        -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                    (0.06)         --(b)        0.03        0.07        0.10
   Net gains or losses on investments
   (both realized and unrealized)                           (2.90)         (1.73)       3.54        3.37       (2.37)
                                                          -------        -------     -------     -------     -------
     TOTAL FROM INVESTMENT OPERATIONS                       (2.96)         (1.73)       3.57        3.44       (2.27)
                                                          -------        -------     -------     -------     -------
LESS DISTRIBUTIONS FROM:
   Net investment income                                       --(b)          --        0.09        0.09        0.09
   Net realized gains                                          --           0.96        0.92        1.32        1.44
                                                          -------        -------     -------     -------     -------
     TOTAL DISTRIBUTIONS                                       --           0.96        1.01        1.41        1.53
                                                          -------        -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                            $ 10.66        $ 13.62     $ 16.31     $ 13.75     $ 11.72
                                                          =======        =======     =======     =======     =======
TOTAL RETURN                                               (21.72%)       (10.70%)     27.92%      30.59%     (16.38%)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets at end of period (000 omitted)              $ 5,274        $10,427     $13,177     $12,649     $11,096
   Ratios to Average Net Assets:
     Expenses                                                0.90%          0.90%       0.90%       0.90%       0.90%
     Net investment income (loss)                           (0.34%)        (0.01%)      0.21%       0.59%       0.72%
     Expenses without waivers,
     reimbursements and earning credits                      2.29%          1.75%       1.69%       1.70%       1.70%
     Net investment income (loss) without
     waivers, reimbursements and earning credits            (1.73%)        (0.86%)     (0.58%)     (0.21%)     (0.08%)
Portfolio turnover                                             98%            47%        128%         27%         71%
                                                                            ASSET ALLOCATION PORTFOLIO
                                                          ----------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                            2002           2001        2000        1999        1998
                                                            ----           ----        ----        ----        ----
PER SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Period                   $  9.34        $ 11.31     $ 10.72     $ 10.64     $ 11.57
                                                          -------        -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                     0.15           0.25        0.29        0.24        0.28
   Net gains or losses on investments
   (both realized and unrealized)                           (0.95)         (1.95)       0.68        1.04       (0.25)
                                                          -------        -------     -------     -------     -------
     TOTAL FROM INVESTMENT OPERATIONS                       (0.80)         (1.70)       0.97        1.28        0.03
                                                          -------        -------     -------     -------     -------
LESS DISTRIBUTIONS FROM:
   Net investment income                                     0.27           0.27        0.30        0.18        0.30
   Net realized gains                                          --             --        0.08        1.02        0.66
                                                          -------        -------     -------     -------     -------
     TOTAL DISTRIBUTIONS                                     0.27           0.27        0.38        1.20        0.96
                                                          -------        -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                            $  8.27        $  9.34     $ 11.31     $ 10.72     $ 10.64
                                                          =======        =======     =======     =======     =======
TOTAL RETURN                                                (8.90%)       (15.20%)      9.31%      11.88%      (0.04%)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets at end of period (000 omitted)              $ 6,141        $ 7,291     $ 9,112     $ 9,324     $ 7,813
   Ratios to Average Net Assets
     Expenses                                                0.85%          0.85%       0.85%       0.85%       0.85%
     Net investment income (loss)                            1.59%          2.39%       2.52%       2.48%       2.81%
     Expenses without waivers,
     reimbursements and earning credits                      3.31%          2.25%       2.16%       1.90%       1.91%
   Net investment income (loss) without
   waivers, reimbursements and earning credits              (0.87%)         0.99%       1.21%       1.43%       1.75%
Portfolio turnover                                            312%           100%        145%        112%        162%

(a) Net investment income per share has been calculated based on average shares outstanding during the period.

(b)  Amount is less than $0.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                              U.S. GOVERNMENT INCOME PORTFOLIO
                                                    -------------------------------------------------
                                                                     YEAR ENDED AUGUST 31,
                                                      2002       2001      2000       1999       1998
                                                      ----       ----      ----       ----       ----
PER SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Period             $ 9.95     $ 9.44    $  9.51    $10.12     $ 9.40
                                                    ------     ------    -------    ------     ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                              0.37       0.51       0.59      0.52       0.39
   Net gains or losses on investments
   (both realized and unrealized)                     0.45       0.46       0.10     (0.62)      0.64
                                                    ------     ------    -------    ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                 0.82       0.97       0.69     (0.10)      1.03
                                                    ------     ------    -------    ------     ------
LESS DISTRIBUTIONS FROM:
   Net investment income                              0.59       0.46       0.58      0.51       0.31
   Net realized gains                                 0.14         --       0.18        --         --
                                                    ------     ------    -------    ------     ------
     TOTAL DISTRIBUTIONS                              0.73       0.46       0.76      0.51       0.31
                                                    ------     ------    -------    ------     ------
NET ASSET VALUE, END OF PERIOD                      $10.04     $ 9.95    $  9.44    $ 9.51     $10.12
                                                    ======     ======    =======    ======     ======
TOTAL RETURN                                          8.92%     10.53%      7.80%    (1.15%)    11.12%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets at end of period (000 omitted)        $6,128     $6,172    $ 5,885    $6,433     $6,581
   Ratios to Average Net Assets:
     Expenses                                         0.80%      0.80%      0.80%     0.80%      0.80%
     Net investment income (loss)                     3.61%      5.21%      5.70%     5.35%      5.40%
     Expenses without waivers,
     reimbursements and earning credits               2.47%      2.26%      2.49%     1.97%      1.99%
     Net investment income (loss) without
     waivers, reimbursements and earning credits      1.94%      3.75%      4.01%     4.18%      4.21%
Portfolio turnover                                     458%        91%        37%       31%        14%
                                                                  MONEY MARKET PORTFOLIO
                                                    -------------------------------------------------
                                                                    YEAR ENDED AUGUST 31,
                                                      2002       2001      2000       1999       1998
                                                      ----       ----      ----       ----       ----
PER SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Period             $ 1.00     $ 1.00    $  1.00    $ 1.00     $ 1.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                              0.02       0.05       0.05      0.05       0.05
   Net gains or losses on investments
   (both realized and unrealized)                       --         --         --        --         --
     TOTAL FROM INVESTMENT OPERATIONS                 0.02       0.05       0.05      0.05       0.05
LESS DISTRIBUTIONS FROM:
   Net investment income                              0.02       0.05       0.05      0.05       0.05
   Net realized gains                                   --         --         --        --         --
     TOTAL DISTRIBUTIONS                              0.02       0.05       0.05      0.05       0.05
NET ASSET VALUE, END OF PERIOD                      $ 1.00     $ 1.00    $  1.00    $ 1.00     $ 1.00
TOTAL RETURN                                          1.62%      5.05%      5.57%     4.66%      5.04%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets at end of period (000 omitted)        $3,582     $3,875    $ 3,883    $3,991     $3,279
   Ratios to Average Net Assets:
     Expenses                                         0.55%      0.55%      0.55%     0.55%      0.55%
     Net investment income (loss)                     1.61%      4.90%      5.43%     4.54%      4.94%
     Expenses without waivers,
     reimbursements and earning credits               2.55%      2.77%      2.51%     2.28%      2.24%
     Net investment income (loss) without
     waivers, reimbursements and earning credits     (0.39%)     2.68%      3.47%     2.81%      3.25%
Portfolio turnover                                      --         --         --        --         --


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                       [GRAPHIC]

1. ORGANIZATION--Mutual Fund Variable Annuity Trust (the "Trust") was organized on April 14, 1994 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust was established to provide a funding medium for variable annuity contracts issued by life insurance companies. Shares of the Trust are issued only to insurance company separate accounts in connection with variable annuity contracts. The Trust issues six separate series of shares (the "Portfolio(s)"), each of which represents a separately managed portfolio of securities with its own investment objectives. The Portfolios are the Growth and Income Portfolio ("GIP"), Capital Growth Portfolio ("CGP"), International Equity Portfolio ("IEP"), Asset Allocation Portfolio ("AAP"), U.S. Government Income Portfolio ("USGIP") and Money Market Portfolio ("MMP").

2.   SIGNIFICANT ACCOUNTING POLICIES

     THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE PORTFOLIOS:

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. Valuation of Investments--Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and ask quotations. Fixed income securities, (other than convertible bonds), with a maturity of 61 days or more held by the Portfolios will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

          Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

          Money market instruments held in the MMP are valued at amortized cost which approximates market value. The MMP's use of amortized cost is subject to the MMP's compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

     B. Repurchase Agreements--It is each Portfolio's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolio's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

     C. Futures Contracts--When a Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

          AAP may invest in exchange-traded interest rate futures for hedging purposes, to either modify the duration of the portfolio, modify the yield curve exposure of the Portfolio, or in anticipation of buying or selling a specific security.

          IEP may invest a portion of its liquid assets in index futures contracts to control the asset mix of the Portfolio in the most efficient manner, allowing the fund manager to adjust country exposures while incurring minimal transaction costs. Long index futures contracts are used to gain exposure to equities when it is anticipated that this will be more efficient than buying stocks directly.

          Use of long futures contracts subject the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subject the Portfolios to unlimited risk of loss.

          The Portfolios may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

          As of August 31, 2002, AAP had open futures contracts as shown on its Portfolio of Investments.

     D. Foreign Currency Translations--The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

              (1) Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

              (2) Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

          Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the periods, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

          Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

     E. Forward Foreign Currency Exchange Contracts--The Portfolios may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Portfolio's exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transaction and the Portfolios's basis in the contract. The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

          As of August 31, 2002, the Portfolios had no outstanding forward foreign currency exchange contracts.

     F. Security Transactions and Investment Income--Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on the ex-dividend date.

          Purchases of To Be Announced (TBA), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is each Portfolios's policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

     G. Dollar Rolls--AAP may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio's policy is to record the components of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. AAP had TBA Dollar Rolls outstanding as of August 31, 2002, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities.

     H. Allocation of Expenses--Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses of the Trust are allocated proportionately among each of the Portfolios within the Trust in relation to the net assets of each Portfolio or on another reasonable basis

     I. Federal Income Tax Status--Each Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Portfolios intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

     J. Distributions to Shareholders--Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition--"temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

          The following amounts were reclassified within the capital accounts:

                                     ACCUMULATED           ACCUMULATED
                                    UNDISTRIBUTED         NET REALIZED
                PAID-IN         (OVERDISTRIBUTED) NET      GAIN (LOSS)
                CAPITAL           INVESTMENT INCOME      ON INVESTMENTS
                -------           -----------------      --------------
CGP             $(78,008)              $27,322              $ 50,686
IEP                   --                22,795               (22,795)
AAP                   --                     7                    (7)
USGIP                 --                 6,398                (6,398)

          The reclassifications for CGP relate primarily to the character for tax purposes of dividends, prior year return of capital and current year net operating losses.

          The reclassifications for IEP relate primarily to the character for tax purposes of foreign currency gains and losses. The reclassifications for AAP and USGIP relate primarily to the character for tax purposes of paydowns.

          The tax character of distributions paid during the year ended August 31, 2002 were as follows:

                      ORDINARY           LONG-TERM               TOTAL
                       INCOME          CAPITAL GAIN          DISTRIBUTIONS
                       ------          ------------          -------------
GIP                   $158,117           $    --               $158,117
CGP                         --             1,217                  1,217
AAP                    205,827                --                205,827
USGIP                  410,879            29,427                440,306
MMP                     61,712                --                 61,712

          At August 31, 2002, the components of net assets (excluding paid in capital) on a tax basis were as follows:

                                                           GIP          CGP          IEP
                                                      -----------    ---------    -----------
Current distributable ordinary income                 $    71,760    $      --    $    67,748
Plus/Less: cumulative timing differences                   (3,937)      (1,918)        (2,410)
                                                      -----------    ---------    -----------
Undistributed ordinary income or
overdistribution of ordinary income                   $    67,823    $  (1,918)   $    65,338
                                                      ===========    =========    ===========
Current distributable long-term capital
gain or tax basis capital loss carryover                 (667,778)     962,703       (163,873)
Plus/Less: cumulative timing differences                 (602,691)          --             --
                                                      -----------    ---------    -----------
Undistributed long-term gains/
accumulated capital loss                               (1,270,469)     962,703       (163,873)
                                                      ===========    =========    ===========
Unrealized appreciation (depreciation)                 (1,192,702)    (836,576)    (1,456,917)
                                                      ===========    =========    ===========
                                                            AAP         USGIP          MMP
                                                            ---         -----          ---
Current distributable ordinary income                 $    85,763    $ 200,372    $     3,410
Plus/Less: cumulative timing differences                   (2,667)      (1,373)        (3,367)
                                                      -----------    ---------    -----------
Undistributed ordinary income or
overdistribution of ordinary income                   $    83,096    $ 198,999    $        43
                                                      ===========    =========    ===========
Current distributable long-term capital
gain or tax basis capital loss carryover                 (714,455)      81,608             --
Plus/Less: cumulative timing differences                 (410,754)          --             --
                                                      -----------    ---------    -----------
Undistributed long-term gains/
accumulated capital loss                               (1,125,209)      81,608             --
                                                      ===========    =========    ===========
Unrealized appreciation (depreciation)                   (556,960)     257,026             --
                                                      ===========    =========    ===========

          For GIP, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sales. The cumulative timing difference account primarily consists of deferred compensation, and post October losses deferred. For CGP, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sales. The cumulative timing difference account primarily consists of deferred compensation. For IEP, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sales. The cumulative timing difference account primarily consists of deferred compensation. For AAP, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sales, and the mark to market of futures. The cumulative timing difference account primarily consists of deferred compensation, and post October losses deferred. For USGIP, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sales. The cumulative timing difference account primarily consists of deferred compensation. For MMP, The cumulative timing difference account primarily consists of deferred compensation, and dividends payable.

3.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. Investment Advisory Fee--Pursuant to an Investment Advisory Agreement, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM" or "Adviser") acts as the investment adviser to the Portfolios. JPMFAM is a direct wholly owned subsidiary of JPMorgan Chase Bank ("JPMCB") and an indirect wholly owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Adviser supervises the investments of each respective Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Portfolio's respective average daily net assets. The annual fee for each Portfolio is as follows:

                                                 INVESTMENT
                 PORTFOLIO:                   ADVISORY FEE (%)
                                              ----------------
                 GIP                                0.60
                 CGP                                0.60
                 IEP                                0.80
                 AAP                                0.55
                 USGIP                              0.50
                 MMP                                0.25

          The Adviser waived fees as outlined in Note 3.D. below.

          The Portfolios, other than MMP, may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to reimburse its advisory fee from the Portfolios in an amount sufficient to offset any duplicate investment advisory, administration and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

     B. Administration Fee--Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Portfolios. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion for GIP, CGP, IEP, AAP and USGIP. For MMP, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the average daily net assets. Prior to April 30, 2002, the Administrator received a fee computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets for complex wide money market fund assets up to $100 billion and 0.05% on assets in excess of $100 billion.

          Prior to September 10, 2001, GIP, CGP, IEP, AAP and USGIP paid administration fees at an annual rate of 0.20% (0.05% to the Administrator and 0.15% to a sub-administrator) of each Portfolio's respective average daily net assets. Effective September 10, 2001, the Trustees approved a new combined administration agreement that eliminated these Portfolios from directly paying the 0.15% of average daily net assets of sub-administration fees and instead increased the amount the Administrator receives from 0.05% to a total of 0.15% of average daily net assets.

          Also prior to September 10, 2001, MMP paid administration fees at an annual rate equal to 0.05% of its average daily net assets. Effective September 10, 2001, the Trustees approved a new combined Administration Agreement that eliminated the paying of sub-administration fees (of 0.15% of the average daily net assets of this Portfolio) directly by the Portfolio to BISYS Fund Services, LP ("BISYS").

          BISYS serves as the Portfolios' Sub-Administrator. For its services as Sub-Administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

          The Administrator waived fees and reimbursed expenses as outlined in
          Note 3.D. below.

     C. Custodian and Accounting Fees--JPMCB provides portfolio accounting and custody services for GIP, CGP, AAP and USGIP (only custody services is provided for IEP by JPMCB). Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

     D. Waivers and Reimbursements--For the year ended August 31, 2002, the Portfolios' vendors voluntarily waived expenses as follows:

                            GIP       CGP       IEP       AAP      USGIP      MMP
                            ---       ---       ---       ---      -----      ---
Advisory                 $57,030    $46,139   $40,990   $38,301   $30,306   $ 9,532
Administration            14,258     11,535     7,686    10,446     9,092     4,430
                         -------    -------   -------   -------   -------   -------
Total                    $71,288    $57,674   $48,676   $48,747   $39,398   $13,962

          The Administrator voluntarily reimbursed certain expenses of the portfolios as follows:

                            GIP       CGP       IEP       AAP      USGIP      MMP
                            ---       ---       ---       ---      -----      ---
Assumed Expenses         $28,309    $48,860   $93,748  $122,205   $61,080   $62,430

     E. Other--Certain officers of the Trust are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

4. INVESTMENT TRANSACTIONS--For the year ended August 31, 2002, purchases and sales of investments (excluding short-term investments) were as follows:

                               GIP           CGP           IEP            AAP         USGIP
                               ---           ---           ---            ---         -----
     Purchases
     (excluding U.S.
     Government)           $5,324,153    $ 7,426,798    $3,576,847    $ 7,480,928     $        --
     Sales (excluding
     U.S. Government)       8,287,734     10,541,790     3,866,503      8,237,960              --
     Purchases of
     U.S. Government               --             --            --     12,079,279      25,705,952
     Sales of
     U.S. Government               --             --            --     11,472,733      26,558,359

5. FEDERAL INCOME TAX MATTERS--For Federal income tax purposes, the cost and unrealized appreciation(depreciation) in value of the investment securities at August 31, 2002, are as follows:

                               GIP           CGP           IEP             AAP            USGIP
                               ---           ---           ---             ---            -----
     Aggregate cost       $ 8,379,040    $ 6,145,799    $6,034,631     $7,322,540      $5,871,322
                          -----------    -----------    ----------     ----------      ----------
     Gross unrealized
     appreciation             308,517        560,722       219,314        149,642         257,041
     Gross unrealized
     depreciation          (1,501,219)    (1,397,298)   (1,675,241)      (706,602)            (15)
                          -----------    -----------    ----------     ----------      ----------
     Net unrealized
     appreciation
     (depreciation)        (1,192,702)      (836,576)   (1,455,927)      (556,960)        257,026
                          ===========    ===========    ==========     ==========      ==========

          As of August 31, 2002, the following Funds have capital loss carryovers which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

                                                                   EXPIRATION
                   FUND                     AMOUNT                    DATE
                   ----                    --------                   ----
                   GIP                     $467,476              August 31, 2008
                                            200,302              August 31, 2010
                                           --------
                                            667,778
                                           ========
                   IEP                      163,873              August 31, 2010
                   AAP                       67,791              August 31, 2008
                                            299,875              August 31, 2009
                                            346,788              August 31, 2010
                                           --------
                                           $714,454
                                           ========

          During the year ended August 31, 2002, CGP, USGIP and MMP utilized capital loss carryforwards of $81,619, $11,518 and $434, respectively.

          Capital losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred the following post-October realized losses.

                   FUND                     AMOUNT
                   ----                     ------
                   GIP                     $602,691
                   AAP                      410,754


6. BANK BORROWINGS--Prior to April 18, 2002, IEP could borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of the Portfolio's total assets would be repaid before the Portfolio could make additional investments. The Portfolio had entered into an agreement, which enabled them to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $350 million, collectively. Interest was charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio would also pay a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Portfolio. This Agreement expired on April 18, 2002. Effective April 19, 2002, IEP no longer participates in any such agreement.

     IEP had no borrowings outstanding as of August 31, 2002, nor at any time during the year then ended.

7. CONCENTRATIONS--As of August 31, 2002, all shares outstanding for each Portfolio are owned either directly or indirectly by a single insurance company.

     IEP may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

     As of August 31, 2002, IEP invested 20.2% and 27.1% of its total investments in Japan and the United Kingdom, respectively. The issuers' abilities to meet their obligations may be affected by economic or political developments in a specific country or region.

     As of August 31, 2002, CGP invested approximately 22.0% of its net assets in securities issued by Health Care/Helath Care Services companies.

                                               REPORT OF INDEPENDENT ACCOUNTANTS
                                                                       [GRAPHIC]

To the Trustees and Shareholders of Mutual Fund Variable Annuity Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth and Income Portfolio, Capital Growth Portfolio, International Equity Portfolio, Asset Allocation Portfolio, U.S. Government Income Portfolio and Money Market Portfolio (separate portfolios constituting Mutual Fund Variable Annuity Trust, hereafter referred to as the "Trust") at August 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
October 18, 2002

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

[GRAPHIC]

The following tables contain basic information regarding the Trustees and Officers, respectively, that oversee operations of the Trusts and other investment companies within the JPMorgan Funds complex.
[GRAPHIC]

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS IN
                             POSITIONS         TERM OF                                JPMORGAN
                             HELD WITH         OFFICE AND    PRINCIPAL                FUND               OTHER DIRECTORSHIPS
NAME, CONTACT                EACH              LENGTH OF     OCCUPATIONS              COMPLEX            HELD OUTSIDE
ADDRESS AND                  JPMORGAN          TIME          DURING PAST              OVERSEEN BY        JPMORGAN FUND
DATE OF BIRTH                TRUST             SERVED        5 YEARS                  TRUSTEE            COMPLEX
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S)
-----------------------------------------------------------------------------------------------------------------------------------
William J. Armstrong;        Trustee           Since 1994    Retired; Vice            75                 None
522 Fifth Avenue,                                            President and
New York, NY 10036;                                          Treasurer of
12/4/1941                                                    Ingersoll-Rand
                                                             Company

Roland R. Eppley, Jr.;       Trustee           Since 1994    Retired                  75                 Trustee of Janel
522 Fifth Avenue,                                                                                        Hydraulics, Inc.
New York, NY 10036;
4/1/1932

Ann Maynard Gray;            Trustee           Since 2001    Formerly                 75                 Director of Duke Energy
522 Fifth Avenue,                                            President of                                Corporation, Elan
New York, NY 10036;                                          Diversified                                 Corporation, plc and The
8/22/1945                                                    Publishing Group                            Phoenix Companies
                                                             and Formerly Vice
                                                             President, Capital
                                                             Cities/ABC, Inc.

Matthew Healey;              Trustee and       Since 2001    Retired; Chief           75                 None
522 Fifth Avenue,            President of                    Executive
New York, NY 10036;          the Board                       Officer of certain
8/23/1937                    of Trustees                     J.P. Morgan
                                                             Fund Trusts

Fergus Reid, III;            Trustee and       Since 1994    Chairman and             75                 Trustee of
522 Fifth Avenue,            Chairman of                     Chief Executive                             Morgan Stanley Funds
New York, NY 10036;          the Board                       Officer, Lumelite
8/12/1932                    of Trustees                     Corporation

James J. Schonbachler;       Trustee           Since 2001    Retired; Managing        75                 Director of Jonathans
522 Fifth Avenue,                                            Director of Bankers                         Landing Golf Club, Inc.
New York, NY 10036;                                          Trust Company,
1/26/1943                                                    Group Head and
                                                             Director, Bankers
                                                             Trust, A.G., Zurich
                                                             and Director, BT
                                                             Brokerage Corp.

Robert J. Higgins;           Trustee           Since 2002    Retired; President       75                 Director of Providian
522 Fifth Avenue,                                            Fleet Boston                                Financial Corp., Lincoln
New York, NY 10036;                                          Financial Corp.                             Center for Performing
10/9/1945                                                                                                Arts and Rhode Island
                                                                                                         School of Design
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)
-----------------------------------------------------------------------------------------------------------------------------------
Leonard M. Spalding*         Trustee           Since 1998    Retired; Chief           75                 Director of
522 Fifth Avenue,                                            Executive Officer                           Greenview Trust Co.
New York, NY 10036;                                          of Chase Mutual
7/20/1935                                                    Funds; President
                                                             and Chief Executive
                                                             Officer of Vista
                                                             Capital
                                                             Management;
                                                             Chief Investment
                                                             Executive of the
                                                             Chase Manhattan
                                                             Private Bank

* Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of J.P. Morgan Chase & Co.

                                           POSITIONS HELD
                                              WITH EACH          TERM OF OFFICE
    NAME, CONTACT ADDRESS                     JPMORGAN            AND LENGTH OF                       PRINCIPAL OCCUPATIONS
     AND DATE OF BIRTH                          TRUST              TIME SERVED                         DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
 George Gatch;                           President                 Since 2001                   Managing Director, J.P. Morgan
 522 Fifth Avenue,                                                                              Investment Management, Inc.
 New York, NY 10036;                                                                            ("JPMIM") and J.P. Morgan Fleming
 12/21/1962                                                                                     Asset Management ("USA") Inc.
                                                                                                ("JPMFAM(USA)") and head of
                                                                                                JPMorgan Fleming's U.S. Mutual
                                                                                                Funds and Financial Intermediaries
                                                                                                Business ("FFI")

 David Wezdenko;                         Treasurer                 Since 2001                   Managing Director JPMIM
 522 Fifth Avenue,                                                                              and JPMFAM(USA) and Chief
 New York, NY 10036;                                                                            Operating Officer for FFI
 10/2/1963

 Sharon Weinberg;                        Secretary                 Since 2001                   Managing Director JPMIM
 522 Fifth Avenue,                                                                              and JPMFAM(USA) and
 New York, NY 10036;                                                                            head of Business and
 6/15/1959                                                                                      Product Strategy for FFI

 Michael Moran;                          Vice President and        Since 2001                   Vice President, JPMIM and
 522 Fifth Avenue,                       Assistant Treasurer                                    JPMFAM(USA) and Chief
 New York, NY 10036;                                                                            Financial Officer for FFI
 7/14/1969

 Stephen Ungerman;                       Vice President and        Since 2001                   Vice President, JPMIM and
 522 Fifth Avenue,                       Assistant Treasurer                                    JPMFAM(USA), Head of the
 New York, NY 10036;                                                                            Fund Service Group within
 6/2/1953                                                                                       Fund Administration, formerly
                                                                                                Tax Director and Co-head of
                                                                                                Fund Administration,
                                                                                                Prudential Insurance Co. and
                                                                                                formerly Assistant Treasurer of
                                                                                                mutual funds, Prudential
                                                                                                Insurance Co.

 Judy R. Bartlett;                       Vice President and        Since 2001                   Vice President and Assistant
 522 Fifth Avenue,                       Assistant Secretary                                    General Counsel, JPMIM and
 New York, NY 10036;                                                                            JPMFAM(USA), formerly
 5/29/1965                                                                                      attorney and Assistant
                                                                                                Secretary, Mainstay Funds and

                                                                                                associate at law firm of
                                                                                                Willkie, Farr & Gallagher

 Joseph J. Bertini;                      Vice President and        Since 2001                   Vice President and Assistant
 522 Fifth Avenue,                       Assistant Secretary                                    General Counsel, JPMIM and
 New York, NY 10036;                                                                            JPMFAM(USA) and formerly
 11/4/1965                                                                                      attorney in the Mutual Fund
                                                                                                Group, SunAmerica Asset
                                                                                                Management, Inc.

 Thomas J. Smith;                        Vice President and        Since 2002                   Vice President and Head of
 522 Fifth Avenue,                       Assistant Secretary                                    Compliance, J.P. Morgan Chase &
 New York, NY 10036;                                                                            Cos. asset management business in
 6/24/1955                                                                                      the Americas, formerly member of
                                                                                                Investment Management -- Risk
                                                                                                Management/Compliance Group for
                                                                                                the Chase Manhattan Corporation

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

TAX LETTER
(UNAUDITED)
[GRAPHIC]

Certain tax information for the Mutual Fund Variable Annuity Portfolios is required to be provided to shareholders based upon the Portfolio's income and distributions for the taxable year end August 31, 2002. The information and distributions reported in this letter may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2002. The information necessary to complete your income tax returns for the calendar year ending December 31, 2002 will be received under separate cover.

FOR THE FISCAL YEAR ENDED AUGUST 31, 2002:

The following represents the long-term capital gains distributed by the
Portfolio:

                                                                   LONG-TERM
                                                                 CAPITAL GAINS
PORTFOLIO                                                        DISTRIBUTIONS
------------------------------------------------------------------------------
CGP                                                                 $ 1,217
USGIP                                                                29,427

[GRAPHIC]







A-7036-CRT
(C)J.P. MORGAN CHASE & CO., 2002. ALL RIGHTS RESERVED.            OCTOBER, 2002
                                                                     F-7036(CMB)
                                                                    SAN-VCA-802